               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 138
                  BOYAR FORGOTTEN FORTY PORTFOLIO, 2003 SERIES
                  GROWTH AND VALUE PLUS PORTFOLIO, 2003 SERIES

                                [CLAYMORE LOGO]

                   PROSPECTUS PART A DATED DECEMBER 17, 2002

PORTFOLIOS OF EQUITY STOCKS SELECTED THROUGH DISCIPLINED INVESTMENT STRATEGIES.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

 INVESTMENT SUMMARY
--------------------------------------------------------------------------------

                                    OVERVIEW

   Claymore Securities Defined Portfolios, Series 138 is a unit investment trust that consists of two separate and distinct trusts: the Boyar Forgotten Forty Portfolio, 2003 Series and the Growth and Value Plus Portfolio, 2003 Series (the "TRUSTS," and individually, a "TRUST"). Claymore Securities, Inc. ("CLAYMORE" or the "SPONSOR") serves as the sponsor of the trusts.

   The trusts are scheduled to terminate in approximately 15 months.

                             BOYAR FORGOTTEN FORTY
                             PORTFOLIO, 2003 SERIES

   USE THIS INVESTMENT SUMMARY TO HELP YOU DECIDE WHETHER AN INVESTMENT IN THIS TRUST IS RIGHT FOR YOU. MORE DETAILED INFORMATION CAN BE FOUND LATER IN THIS PROSPECTUS.

                              INVESTMENT OBJECTIVE

   The trust seeks to provide capital appreciation by investing in a portfolio of the 40 stocks selected based upon the research of Mark Boyar & Company, Inc.'s Asset Analysis Focus on December 17, 2002, for its Forgotten Forty.

                         PRINCIPAL INVESTMENT STRATEGY

   The trust is part of a long-term investment strategy that seeks to offer a convenient way to apply the Boyar's Forgotten Forty strategy over time. Each December, Mark Boyar & Company, Inc. ("BOYAR") chooses forty stocks from its "ASSET ANALYSIS FOCUS," which is Boyar's institutionally-oriented research service, and publishes them in the Forgotten Forty.
   Before the start of each year, Boyar compiles a list of stocks called the Forgotten Forty that includes overlooked or out-of-favor companies. Boyar seeks out intrinsically undervalued companies that are selling at low prices relative to their perceived inherent worth. This can lead to the potential for significant capital appreciation. The intrinsic value of a company is the estimated current worth that would accrue to the stockholders of the company, either through liquidation of corporate assets, upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business.

   This "buy and hold" investment strategy reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may sound stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes. Buying and holding stocks not only postpones the payment of capital gains taxes but there are also added positive effects on the compounding rate. Boyar believes that reducing the number of transactions generated by profit taking, all the money invested is still working or compounding, for a better return until future tax liability is incurred.

   There is an advantage to the "buy and hold" investment strategy assuming various rates of return. Frequent securities trading may increase the tax liabilities of investors and reduce investors' after tax return by not taking advantage of lower capital gains rates and the advantage of deferring payment of federal tax liabilities. Under a "buy and hold" strategy, tax liabilities may be deferred to the future and, when paid, may be paid at capital gains rates

2  Investment Summary
that may be lower than ordinary tax rates. There is no guarantee that federal capital gains rates will remain lower than federal ordinary income tax rates.

   To hasten the recognition factor of an intrinsically undervalued company's shares in the marketplace, Boyar also looks for companies that have some type of catalyst or trigger, for example: a company that has undergone, or is about to undergo, an asset redeployment program, resulting in potentially greater return on assets; a company whose chief operating officer and major stockholder is relatively old and has no heir to take over the company upon his death or retirement; or a company that is engaged in more than one business, with the possibility that the second business might be spun off to the existing shareholders. Boyar generally will feature companies whose shares:

   -  are not widely held by institutions; or

   -  are not closely followed by investments analysts; or

   - may have plummeted in value because they failed to meet analysts' earnings expectations because Boyar believes that the likelihood of a significant disparity between stock market value and intrinsic value is likely.

   Boyar employs a variety of different investment strategies to uncover investment opportunities for the Forgotten Forty including the following:

   1. HIDDEN ASSETS. "Hidden" assets are assets whose current values are undervalued on a company's financial statements -- a situation which may lead to a disparity between market value and intrinsic worth. Hidden assets include real estate (buildings and undeveloped acreage), reserves of natural resources (coal, gas, oil and timber), cellular or cable franchises, and inventory reserves resulting from the last-in, first-out method of inventory accounting. Boyar adjusts the value of these assets to their current market value to calculate the intrinsic worth of the company, which may be much higher than the value the stock market accords them.

   2. UNDERPRICED BUSINESSES. Excessive pessimism about a particular industry or a specific company may result in extreme disparities between the stock market value of the company and the price that would be placed upon the company if the entire enterprise were acquired by a knowledgeable private investor. When employing this method of valuation, Boyar considers the subject company's historical earning power, present product mix and financial strength as well as the prices at which similar companies have been acquired in the recent past. Boyar's findings help place an appropriate value on the shares of the subject company.

   3. UNDERVALUED FRANCHISES. A number of companies have, over time, created valuable consumer franchises. Their products are recognized easily by consumers around the world. Such franchises are virtually impossible for a potential competitor to duplicate. These "franchise" companies often can raise prices or even charge a premium for their products or services without losing market share. The value of this competitive advantage may not be adequately reflected in the price of the company's shares.

   4. SELLING FOR LESS THAN NET WORKING CAPITAL. The minimum liquidation value of a company is, in most instances, its net working capital value. This amount is determined by subtracting from current assets all liabilities

                                                           Investment Summary  3
senior to the common stock, including current liabilities, long term debt, preferred stock, capitalized lease obligations and certain pension liabilities. The stock market will, at pessimistic extremes, value individual securities at a discount to their net working capital on a per share basis. Investments made at these levels provide an opportunity to purchase securities below their liquidating value and acquire the pro-rata value of property, plant and equipment at zero cost.

   5. "FALLEN ANGELS." Well known companies, that were once the "darlings" of Wall Street, may fall out of favor with the investment community, causing their stock prices to plummet to unrealistically low levels. Boyar may feature shares of such companies if it determines that the fundamentals of such a concern are not permanently impaired.

   6. RESTRUCTURING PLAYS, BREAKUPS AND SPIN-OFFS. A company interested in enhancing shareholder value may spin off a portion of its assets to current stockholders through the creation of a new public entity. The common stock of the newly spun-off company may trade temporarily at a substantial discount to its underlying net asset value. This is in part because this new entity is not immediately followed by Wall Street analysts. However, the newly focused "pure play" companies often perform well and soon receive more coverage than they ever would have as one ungainly and difficult-to-analyze conglomerate.

   7. BANKRUPTCIES. An over-leveraged company that declares bankruptcy can purge itself of excess debt and then emerge as a more competitive enterprise. The stigma of bankruptcy, however, can sometimes depress the stock prices of those companies to bargain levels.

   8. UNDER-FOLLOWED COMPANIES. Boyar normally invests in the equity of companies not widely held by institutions or closely followed by other investment analysts. Boyar believes that this is the area where the stock market is most inefficient in providing investors the opportunity to find unrecognized values. High-profile, popular companies are monitored carefully and consistently by portfolio managers and investment analysts. The likelihood of a profitable disparity developing between the stock market values and the intrinsic values of these businesses is remote.

   9. LOW PRICE-TO-EARNINGS RATIOS. Boyar believes that the risk inherent in the stock selection process can be reduced by purchasing common stock at price-to-earnings ratios that are low relative to those that prevail in the general stock market. Earnings disappointments rarely hurt low price-to-earnings common stocks for long periods of time. On the other hand, positive earnings surprises usually result in an increase of the price-to-earnings ratio.

   10. LARGE FREE CASH FLOWS. Boyar favors companies that generate significantly more cash than they need to finance day-to-day operations. Such companies can use this excess cash to repurchase their own shares, increase dividends or make acquisitions.

   11. INSIDER OWNERSHIP. Boyar evaluates the common equity of companies whose executives hold large amounts of the company's stock. Significant insider ownership of a company's shares often indicates that the interests of the executives and managers who own those shares are aligned with the interests of other shareholders and they have a powerful incentive to work for the company's long-term success. On the other hand, insignificant insider ownership can depress the shares of an otherwise good com-

4  Investment Summary
pany because its managers own too little equity in the business to care much about maximizing shareholder value. Boyar evaluates investments in companies with extreme positions of insider ownership -- significant or insignificant -- to aid in determining a company's intrinsic value. Excessive non-stock and non-performance related compensation for a company's top officers can also depress the shares of an otherwise good company.

   In making research selections, the Forgotten Forty also focuses on certain fundamental financial characteristics of a company, including debt-to-capital ratios and the market capitalization of small-, medium- and large-sized companies.

   See "Investment Policies" in Part B of the prospectus for more information.

                               SECURITY SELECTION

   In selecting the Forgotten Forty, Boyar seeks out intrinsically undervalued companies that are selling at low prices relative to their perceived worth. While Boyar employs traditional research techniques, they also seek attributes often overlooked by the investment community. Typically, Boyar's Asset Analysis Focus discovers value by employing one or more of the following investment strategies:

   -  Hidden Asset Method;

   -  Business Value Method;

   -  Undervalued Franchises;

   -  Net Working Capital;

   -  "Fallen Angels"; or

   -  Corporate Restructuring.

   In addition to the investment strategies listed above, Boyar also may include other strategies when selecting its stocks, such as low price/earnings ratios, low prices/cash flow ratios, or free cash flow. Ultimately, the stocks selected as "The Boyar Forgotten Forty" may exhibit one or more time-sensitive catalysts or "triggers" including:

   -  Corporate Buy-Backs;

   -  Restructuring;

   -  Spin-Offs; or

   -  Corporate Governance.

   Boyar doesn't necessarily choose the most undervalued stocks in the "AAF Universe" for the Forgotten Forty. Rather, they choose the forty stocks in the "AAF Universe" which Boyar feels have the best chance of performing well in the coming calendar year. At any given time, there are approximately 100 stocks in the AAF Universe (there is an actual list that changes over time). Boyar has either written an in depth report on each stock in the AAF Universe that has been published and sent to subscribers of AAF or, in a newly instituted service, has alerted subscribers through a brief notification of new stocks added to the AAF Universe. Mark Boyar & Company is not a sponsor of the trust.

                                 FUTURE TRUSTS

   The sponsor intends to create future trusts that follow the same investment strategy. One such trust is expected to be available approximately one year after the trust's inception date (the "INCEPTION DATE"). If these future trusts are

                                                           Investment Summary  5
available, you may be able to reinvest into one of the trusts at a reduced sales charge. Each trust is designed to be part of a longer term strategy.

                           PORTFOLIO DIVERSIFICATION
                           (AS OF THE INCEPTION DATE)

                                                    APROXIMATE
                                                    PORTFOLIO
SECTOR                                              PERCENTAGE
------                                              ----------
Media                                                   17.5%
Retail                                                  12.5
Commercial Services                                      7.5
Diversified Financial Services                           7.5
Lodging                                                  7.5
Household Products/Wares                                 5.0
Telecommunications                                       5.0
Apparel                                                  2.5
Banks                                                    2.5
Beverages                                                2.5
Chemicals                                                2.5
Computers                                                2.5
Distribution/Wholesale                                   2.5
Healthcare-Services                                      2.5
Home Furnishings                                         2.5
Insurance                                                2.5
Leisure Time                                             2.5
Miscellaneous Manufacturing                              2.5
Pharmaceuticals                                          2.5
Semiconductors                                           2.5
Software                                                 2.5
Toys/Games/Hobbies                                       2.5
                                                     -------
Total                                                    100%
                                                     =======

                                PRINCIPAL RISKS

   As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

   - STOCK PRICES CAN BE VOLATILE. The value of your investment may fall over time.

   - THE SPONSOR DOES NOT ACTIVELY MANAGE THE PORTFOLIO. The trust will generally hold, and may continue to buy, the same stocks even though the stock's outlook or its market value or yield may have changed.

   - THE BOYAR ASSET ANALYSIS FOCUS MAY NOT IDENTIFY STOCKS THAT WILL SATISFY THE TRUST'S INVESTMENT OBJECTIVE.

   - The trust may contain small capitalization or start-up companies that have recently begun operations. Small-cap and start-up companies present risks beyond those of large-cap companies.

      See "Risk Factors" in Part B of the Prospectus and "Investment Risks" in Part A of the Prospectus for additional information.

                               WHO SHOULD INVEST

   You should consider this investment if:

   - You want to own a defined portfolio of stocks selected through the Boyar Asset Analysis Focus.

   -  You seek capital appreciation.

   -  The trust represents only a portion of your overall investment portfolio.

   - The trust is part of a longer-term investment strategy that includes the investment in subsequent portfolios, if available.

   - The trust is combined with other investment vehicles to provide diversification of method to your overall portfolio.

6  Investment Summary

   You should not consider this investment if:

   -  You are uncomfortable with the trust's strategy.

   -  You are uncomfortable with the risks of an unmanaged investment in stocks.

   -  You want current income or capital preservation.

--------------------------------------------------------------------------------

                             ESSENTIAL INFORMATION
                           (AS OF THE INCEPTION DATE)

INCEPTION DATE                                                 December 17, 2002

UNIT PRICE                                                                $10.00

TERMINATION DATE                                                  March 22, 2004

DISTRIBUTION DATE                                                  July 25, 2003

RECORD DATE                                                        July 15, 2003

CUSIP NUMBERS                                                          183845825

CASH DISTRIBUTIONS (ALL ACCOUNTS)

REINVESTED DISTRIBUTIONS
Standard Accounts                                                      183845833
Fee Accounts                                                           183845841

TICKER                                                                    CBFFBX

MINIMUM INVESTMENT
Standard accounts                                               $1,000/100 units

Retirement accounts and
custodial accounts for minors                                      $250/25 units
--------------------------------------------------------------------------------

                               FEES AND EXPENSES

   The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

                                             PERCENTAGE              AMOUNT
                                             OF PUBLIC             PER $1,000
 INVESTOR FEES                             OFFERING PRICE         INVESTED(4)
 -------------                             --------------         -----------
 INITIAL SALES FEE PAID ON PURCHASE(1)            1.00%              $10.00
 DEFERRED SALES FEE(2)                            1.80                18.00
 CREATION AND DEVELOPMENT FEE(3)                  0.50                 5.00
                                             ---------               ------
 MAXIMUM SALES FEES
 (including creation and development fee)         3.30%              $33.00
                                             =========               ======

                                                           Investment Summary  7

 ESTIMATED ORGANIZATION COSTS
 (amount per 100 units paid by trust at
 end of initial offering period or after
 six months, at the discretion of the
 sponsor)                                  $       9.00
                                           ============

                                             APPROXIMATE       AMOUNT
ANNUAL FUND                                  % OF PUBLIC         PER
OPERATING EXPENSES                        OFFERING PRICE(4)   100 UNITS
------------------                        -----------------   ---------
Trustee's fee                                      0.095%      $0.950
Sponsor's supervisory fee                          0.030        0.300
Evaluator's fee                                    0.035        0.350
Bookkeeping and administrative fee                 0.025        0.250
Estimated other trust operating
 expenses(5)                                      0.0875        0.875
Total                                             0.2725%      $2.725
                                            ============       ======

(1) The initial sales fee provided above is based on the unit price on the Inception Date. Because the initial sales fee equals the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee ("C&D FEE") (as described below), the percentage and dollar amount of the initial sales fee will vary as the unit price varies and after deferred charges begin. Despite the variability of the initial sales fee, each investor is obligated to pay the entire applicable maximum sales fee.

(2) The deferred sales fee is fixed at $0.180 per unit and is deducted in monthly installments of $0.036 per unit on the last business day of each month from March, 2003 through July, 2003. The percentage provided is based on a $10 unit as of the Inception Date and the percentage amount will vary over time.

(3) The C&D Fee compensates the sponsor for creating and developing your trust. The actual C&D Fee is $0.05 per unit and is paid to the sponsor at the close of the initial offering period, which is expected to be ninety days from the Inception Date. The percentages provided are based on a $10 unit as of the Inception Date and the percentage amount will vary over time. If the unit price exceeds $10.00 per unit, the C&D Fee will be less than 0.50%; if the unit price is less than $10.00 per unit, the C&D Fee will exceed 0.50%.

(4) Based on 100 units with a $10 per unit Public Offering Price as of the Inception Date.

(5) Other operating expenses include a licensing fee but do not include brokerage cost and other transactional fees.

                                    EXAMPLE

   This example helps you compare the costs of this trust with other unit trusts and mutual funds. In the example we assume that you reinvest your investment in a new trust each year, the expenses do not change and the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest:

1 year                                              $ 450
3 years                                             $ 980
5 years                                             $1,527
10 years                                            $2,968

   These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment. The example does not consider any brokerage fees or transaction fees that broker-dealers may charge for processing redemption requests.

   See "Expenses of the Trust" in Part B of the prospectus for additional information.

8  Investment Summary

                                TRUST PORTFOLIO

CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 138
BOYAR FORGOTTEN FORTY PORTFOLIO, 2003 SERIES
THE TRUST PORTFOLIO AS OF THE INCEPTION DATE, DECEMBER 17, 2002
--------------------------------------------------------------------------------

                                                                            Price
Ticker           Company                                      Initial        per        Cost to
Symbol           Name(1)                 Industry              Shares       Share   Portfolio(2)(3)
---------------------------------------------------------------------------------------------------
   AT   ALLTEL Corporation         Telecommunications                   72  $52.19     $  3,758
  AOL   AOL Time Warner            Media                               280   13.40        3,752
        Incorporated
 ADSK   Autodesk, Incorporated     Software                            248   15.11        3,747
  AVL   Aviall, Incorporated       Distribution/                       439    8.55        3,753
                                   Wholesale
  BMY   Bristol-Meyers Squibb      Pharmaceuticals                     151   24.90        3,760
        Company
  CVC   Cablevision Systems        Media                               234   16.05        3,756
        Corporation
  CCL   Carnival Corporation       Leisure Time                        142   26.46        3,757
   CD   Cendant Corporation        Commercial                          323   11.60        3,747
                                   Services
  CTL   CenturyTel, Incorporated   Telecommunications                  126   29.75        3,749
CMCSK   Comcast Corporation        Media                               160   23.49        3,758
 COST   Costco Wholesale           Retail                              131   28.68        3,757
        Corporation
  DBD   Diebold, Incorporated      Computers                            94   39.84        3,745
   DJ   Dow Jones & Company,       Media                                86   43.73        3,761
        Incorporated
 DSPG   DSP Group, Incorporated    Semiconductors                      222   16.92        3,756
  ETH   Ethan Allen Interiors      Home Furnishings                    102   36.68        3,741
        Incorporated
  HAS   Hasbro, Incorporated       Toys/Games/                         311   12.07        3,754
                                   Hobbies
  HLT   Hilton Hotels Corporation  Lodging                             296   12.67        3,750
  IHP   IHOP Corporation           Retail                              150   24.98        3,747
   JP   Jefferson-Pilot            Insurance                            99   37.83        3,745
        Corporation
  JPM   J.P. Morgan Chase &        Diversified Financial               151   24.80        3,745
        Company                    Services
  KEY   KeyCorp                    Banks                               145   25.95        3,763
  LEH   Lehman Brothers Holdings   Diversified Financial                66   56.66        3,740
        Incorporated               Services
    L   Liberty Media Corporation  Media                               397    9.44        3,748
  HCR   Manor Care, Incorporated   Healthcare-Services                 189   19.83        3,748
  MCD   McDonald's Corporation     Retail                              216   17.38        3,754
 MGRC   McGrath RentCorp           Commercial                          163   22.97        3,744
                                   Services
  MER   Merrill Lynch & Company,   Diversified Financial                92   40.97        3,769
        Incorporated               Services
  MGG   MGM Mirage                 Lodging                             115   32.60        3,749
  MDS   Midas, Incorporated        Commercial                          490    7.65        3,749
                                   Services
  PLL   Pall Corporation           Miscellaneous                       222   16.93        3,758
                                   Manufacturing
  PAS   PepsiAmericas,             Beverages                           322   11.66        3,755
        Incorporated
  PLA   Playboy Enterprises,       Media                               353   10.63        3,752
        Incorporated

                                                           Investment Summary  9

                                                                            Price
Ticker          Company                                       Initial        per       Cost to
Symbol          Name(1)                  Industry             Shares        Share   Portfolio(2)(3)
---------------------------------------------------------------------------------------------------
  PYX   Playtex Products,          Household Products/                 381  $ 9.83     $  3,745
        Incorporated               Wares
  HOT   Starwood Hotels & Resorts  Lodging                             157   23.95        3,760
        Worldwide,
        Incorporated
NMG/A   The Neiman Marcus Group,   Retail                              123   30.61        3,765
        Incorporated
  SHW   The Sherwin-Williams       Chemicals                           128   29.23        3,741
        Company
  DIS   The Walt Disney Company    Media                               222   16.88        3,747
  TBL   Timberland Company         Apparel                             101   37.22        3,759
  TOY   Toys "R" Us, Incorporated  Retail                              298   12.58        3,749
  TUP   Tupperware Corporation     Household Products/                 217   17.32        3,758
                                   Wares
                                                          ----------------             --------
                                                                     8,214             $150,091
                                                          ================             ========

(1) All securities are represented entirely by contracts to purchase securities, which were entered into by the sponsor on December 16, 2002. All contracts for securities are expected to be settled by the initial settlement date for the purchase of units.

(2) Valuation of securities by the evaluator was made using the market value per share as of the Evaluation Time on December 16, 2002. For securities quoted on a national or foreign securities exchange or Nasdaq National Market System, securities are generally valued at the closing sales price.

(3)  There was a $248 loss to the sponsor on the Inception Date.

10  Investment Summary

                             GROWTH AND VALUE PLUS
                             PORTFOLIO, 2003 SERIES

   USE THIS INVESTMENT SUMMARY TO HELP YOU DECIDE WHETHER AN INVESTMENT IN THIS TRUST IS RIGHT FOR YOU. MORE DETAILED INFORMATION CAN BE FOUND LATER IN THIS PROSPECTUS.

                              INVESTMENT OBJECTIVE

   The trust seeks to provide capital appreciation.

                         PRINCIPAL INVESTMENT STRATEGY

   The trust will consist of a portfolio of stocks that are selected by applying three unique investment approaches in the following combination:

   - ten common stocks included in the list of Top Ten Picks selected and published by Eugene E. Peroni, Jr. for 2003;

   - forty common stocks selected by Mark Boyar & Company, Inc. from its "ASSET ANALYSIS FOCUS" for the 2003 Forgotten Forty; and

   - ten common stocks chosen through the application of an investment model that selects the common stocks of the ten companies in the Dow Jones Industrial Average(sm) ("DJIA(SM)") that have the highest dividend yields ("THE DOW 10(SM) STRATEGY").

   The trust was created to offer investors style diversification to potentially enhance returns and reduce risk by affecting the way the overall portfolio performs in varying market conditions.

   PERONI TOP TEN PICKS. Mr. Peroni applies the Peroni Method to select the stocks for the Top Ten Picks list. The Top Ten Picks are the ten stocks that Mr. Peroni believes have the strongest potential for capital appreciation over the next 15 months. The Top Ten Picks list for 2003 is published by Mr. Peroni and Claymore Securities, the sponsor and portfolio supervisor of the portfolio. Mr. Peroni has selected and published the Top Ten Picks list each year since 1988.

   The Peroni Method is heavily, but not exclusively, based on proprietary technical analysis. Generally, investors focus on attractive fundamental factors such as price-earnings ratios, dividend growth and cash flows when selecting stocks for their portfolios. However, technical factors, including how a stock behaves relative to general market trends, also can play an important role in investment success. Identifying a stock's accumulation characteristics can aid in increasing portfolio returns, but it is only one of many factors used to choose the portfolio.

   In an inherently volatile stock market environment, the best strategy may be a disciplined approach. Investors who hold a balanced portfolio of quality investments and maintain a long-term posture may have a much better chance of achieving their financial goals. The trust uses a buy-and-hold approach to help achieve its investment objective and accordingly, the stocks included are expected to remain in the trust until termination. The trust's buy-and-hold philosophy relies on patience and discipline and eliminates the temptation to respond hastily to market factors outside of your control.

   Mr. Peroni utilizes the Peroni Method to select stocks for the Top Ten Picks list. The

                                                          Investment Summary  11

Peroni Method uses or considers the following to select stocks:

   - TECHNICAL ANALYSIS.There are two basic techniques used by analysts to attempt to forecast price movements in stocks: fundamental analysis and technical analysis. Mr. Peroni primarily uses technical analysis to identify stocks for the trust. Technical analysis requires the study of a stock's historical price movements, relative strength, cash flows, trading behavior and current market activity to assess a stock's growth potential.

      To perform technical analysis, Mr. Peroni uses point-and-figure charts. Point-and-figure charts plot stock price movements and help identify the following factors:

       -  how a stock's price has changed over time;

       - how a stock's price performance compares to other stocks in its industry; and

       -  a stock's historical growth patterns.

      Mr. Peroni believes that the analysis of technical factors provides some insight into how a stock may perform in the future.

   - POLITICAL AND ECONOMIC FACTORS.Through reviewing publicly available information, Mr. Peroni also considers the political environment, how the economy is functioning, monetary policies and investor perceptions to help select stocks for the trust.
   - FUTURE LEADERS.In selecting stocks for the trust, Mr. Peroni also considers a company's management, capitalization and corporate structure to assess whether a company is in a good position to be a leader in its industry in the new millennium.

   Through the use of technical analysis and the consideration of the above factors, Mr. Peroni seeks to select the stocks that are best able to satisfy the trust's investment objective of capital appreciation.

   BOYAR FORGOTTEN FORTY. Before the start of each year, Mark Boyar & Company, Inc. ("BOYAR") compiles a list of stocks called the Forgotten Forty that includes overlooked or out-of-favor companies. Boyar seeks out intrinsically undervalued companies that are selling at low prices relative to their perceived inherent worth. This can lead to the potential for significant capital appreciation. The intrinsic value of a company is the estimated current worth that would accrue to the stockholders of the company, either through liquidation of corporate assets, upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business.

   This "buy and hold" investment strategy reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may sound stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes. Buying and holding stocks not only postpones the payment of capital gains taxes but there are also added positive

12  Investment Summary
effects on the compounding rate. Boyar believes that reducing the number of transactions generated by profit taking, all the money invested is still working or compounding, for a better return until future tax liability is incurred.

   There is an advantage to the "buy and hold" investment strategy assuming various rates of return. Frequent securities trading may increase the tax liabilities of investors and reduce investors' after tax return by not taking advantage of lower capital gains rates and the advantage of deferring payment of federal tax liabilities. Under a "buy and hold" strategy, tax liabilities may be deferred to the future and, when paid, may be paid at capital gains rates that may be lower than ordinary tax rates. There is no guarantee that federal capital gains rates will remain lower than federal ordinary income tax rates.

   To hasten the recognition factor of an intrinsically undervalued company's shares in the marketplace, Boyar also looks for companies that have some type of catalyst or trigger, for example: a company that has undergone, or is about to undergo, an asset redeployment program, resulting in potentially greater return on assets; a company whose chief operating officer and major stockholder is relatively old and has no heir to take over the company upon his death or retirement; or a company that is engaged in more than one business, with the possibility that the second business might be spun off to the existing shareholders. Boyar generally will feature companies whose shares:

   -  are not widely held by institutions; or

   -  are not closely followed by investments analysts; or

   - may have plummeted in value because they failed to meet analysts' earnings expectations because Boyar believes that the likelihood of a significant disparity between stock market value and intrinsic value is likely.

   In selecting the Forgotten Forty, Boyar seeks out intrinsically undervalued companies that are selling at low prices relative to their perceived worth. While Boyar employs traditional research techniques, they also seek attributes often overlooked by the investment community. Typically, Boyar's Asset Analysis Focus discovers value by employing one or more of the following investment strategies:

   -  Hidden Asset Method;

   -  Business Value Method;

   -  Undervalued Franchises;

   -  Net Working Capital;

   -  "Fallen Angels"; or

   -  Corporate Restructuring.

   In addition to the investment strategies listed above, Boyar also may include other strategies when selecting its stocks, such as low price/earnings ratios, low prices/cash flow ratios, or free cash flow. Ultimately, the stocks selected as "The Boyar Forgotten Forty" may exhibit one or more time-sensitive catalysts or "triggers" including:

   -  Corporate Buy-Backs;

   -  Restructuring;

   -  Spin-Offs; or

                                                          Investment Summary  13

   -  Corporate Governance.

   Boyar doesn't necessarily choose the most undervalued stocks in the "AAF Universe" for the Forgotten Forty. Rather, they choose the forty stocks in the "AAF Universe" which Boyar feels have the best chance of performing well in the coming calendar year. At any given time, there are approximately 100 stocks in the AAF Universe (there is an actual list that changes over time). Boyar has either written an in depth report on each stock in the AAF Universe that has been published and sent to subscribers of AAF or, in a newly instituted service, has alerted subscribers through a brief notification of new stocks added to the AAF Universe. Mark Boyar & Company is not a sponsor of the trust.

   Boyar employs a variety of different investment strategies to uncover investment opportunities for the Forgotten Forty including the following:

   1. HIDDEN ASSETS. "Hidden" assets are assets whose current values are undervalued on a company's financial statements -- a situation which may lead to a disparity between market value and intrinsic worth. Hidden assets include real estate (buildings and undeveloped acreage), reserves of natural resources (coal, gas, oil and timber), cellular or cable franchises, and inventory reserves resulting from the last-in, first-out method of inventory accounting. Boyar adjusts the value of these assets to their current market value to calculate the intrinsic worth of the company, which may be much higher than the value the stock market accords them.

   2. UNDERPRICED BUSINESSES. Excessive pessimism about a particular industry or a specific company may result in extreme disparities between the stock market value of the company and the price that would be placed upon the company if the entire enterprise were acquired by a knowledgeable private investor. When employing this method of valuation, Boyar considers the subject company's historical earning power, present product mix and financial strength as well as the prices at which similar companies have been acquired in the recent past. Boyar's findings help place an appropriate value on the shares of the subject company.

   3. UNDERVALUED FRANCHISES. A number of companies have, over time, created valuable consumer franchises. Their products are recognized easily by consumers around the world. Such franchises are virtually impossible for a potential competitor to duplicate. These "franchise" companies often can raise prices or even charge a premium for their products or services without losing market share. The value of this competitive advantage may not be adequately reflected in the price of the company's shares.

   4. SELLING FOR LESS THAN NET WORKING CAPITAL. The minimum liquidation value of a company is, in most instances, its net working capital value. This amount is determined by subtracting from current assets all liabilities senior to the common stock, including current liabilities, long term debt, preferred stock, capitalized lease obligations and certain pension liabilities. The stock market will, at pessimistic extremes, value individual securities at a discount to their net working capital on a per share basis. Investments made at these levels provide an opportunity to purchase securities below their liquidating value and acquire the pro-rata value of property, plant and equipment at zero cost.

   5. "FALLEN ANGELS." Well known companies, that were once the "darlings" of Wall Street,

14  Investment Summary
may fall out of favor with the investment community, causing their stock prices to plummet to unrealistically low levels. Boyar may feature shares of such companies if it determines that the fundamentals of such a concern are not permanently impaired.

   6. RESTRUCTURING PLAYS, BREAKUPS AND SPIN-OFFS. A company interested in enhancing shareholder value may spin off a portion of its assets to current stockholders through the creation of a new public entity. The common stock of the newly spun-off company may trade temporarily at a substantial discount to its underlying net asset value. This is in part because this new entity is not immediately followed by Wall Street analysts. However, the newly focused "pure play" companies often perform well and soon receive more coverage than they ever would have as one ungainly and difficult-to-analyze conglomerate.

   7. BANKRUPTCIES. An over-leveraged company that declares bankruptcy can purge itself of excess debt and then emerge as a more competitive enterprise. The stigma of bankruptcy, however, can sometimes depress the stock prices of those companies to bargain levels.

   8. UNDER-FOLLOWED COMPANIES. Boyar normally invests in the equity of companies not widely held by institutions or closely followed by other investment analysts. Boyar believes that this is the area where the stock market is most inefficient in providing investors the opportunity to find unrecognized values. High-profile, popular companies are monitored carefully and consistently by portfolio managers and investment analysts. The likelihood of a profitable disparity developing between the stock market values and the intrinsic values of these businesses is remote.
   9. LOW PRICE-TO-EARNINGS RATIOS. Boyar believes that the risk inherent in the stock selection process can be reduced by purchasing common stock at price-to-earnings ratios that are low relative to those that prevail in the general stock market. Earnings disappointments rarely hurt low price-to-earnings common stocks for long periods of time. On the other hand, positive earnings surprises usually result in an increase of the price-to-earnings ratio.

   10. LARGE FREE CASH FLOWS. Boyar favors companies that generate significantly more cash than they need to finance day-to-day operations. Such companies can use this excess cash to repurchase their own shares, increase dividends or make acquisitions.

   11. INSIDER OWNERSHIP. Boyar evaluates the common equity of companies whose executives hold large amounts of the company's stock. Significant insider ownership of a company's shares often indicates that the interests of the executives and managers who own those shares are aligned with the interests of other shareholders and they have a powerful incentive to work for the company's long-term success. On the other hand, insignificant insider ownership can depress the shares of an otherwise good company because its managers own too little equity in the business to care much about maximizing shareholder value. Boyar evaluates investments in companies with extreme positions of insider ownership -- significant or insignificant -- to aid in determining a company's intrinsic value. Excessive non-stock and non-performance related compensation for a company's top officers can also depress the shares of an otherwise good company.

   In making research selections, the Forgotten Forty also focuses on certain fundamental financial characteristics of a company, including

                                                          Investment Summary  15
debt-to-capital ratios and the market capitalization of small-, medium- and large-sized companies.

   THE DOW 10 STRATEGY. The sponsor believes that dividends play an important part in total return, and stocks that have higher dividend yields may also be undervalued. The sponsor also believes that blue chip stocks that are undervalued have the potential for higher total returns over time.

   To select stocks for the trust, the sponsor looks to the results of the application by Dow Jones of The Dow 10 Strategy two business days prior to the trust's inception date (the "INCEPTION DATE"). Through the use of The Dow 10 Strategy, the trust seeks to buy the securities at depressed prices and to sell them at relatively high prices. The sponsor believes that there may be benefits to having the discipline not to sell based on bad news.

   Of course, there is no guarantee that the trust, any particular security or this investment strategy over any time period will provide positive returns or will not lose money.

   "DOW JONES INDUSTRIAL AVERAGE(SM)," "THE DOW 10(SM)" AND "DJIA(SM)" ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. ("DOW JONES") AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE SPONSOR ON BEHALF OF THE TRUST. THE TRUST, BASED IN PART ON THE DOW JONES INDUSTRIAL AVERAGE(SM), IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES, AND DOW JONES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE TRUST.

   Ten of the securities included in the trust's portfolio are the common stocks of the ten companies listed on the DJIA with the highest dividend yields two business days prior to the Inception Date. The dividend yields were calculated by annualizing the last quarterly or semi-annual ordinary dividend declared and dividing the result by the market value of the security as of the close of business two business days prior to the Inception Date.

                      THE DOW JONES INDUSTRIAL AVERAGE(SM)

   The DJIA was first published in THE WALL STREET JOURNAL in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The stocks are chosen by the editors of THE WALL STREET JOURNAL as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the DJIA are made entirely by the editors of THE WALL STREET JOURNAL without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, the components of the DJIA may be changed at any time for any reason.

   The following is a list of the companies which currently comprise the DJIA. J.P. Morgan Chase & Company
Philip Morris Companies Incorporated
General Motors Corporation
McDonald's Corporation
Eastman Kodak Company
Walt Disney Company
SBC Communications Incorporated
E.I. DuPont de Nemours & Company
Caterpillar Incorporated
Honeywell International Incorporated
General Electric Company
International Paper Company
Exxon Mobil Corporation
Alcoa Incorporated

16  Investment Summary

Merck & Company Incorporated
Boeing Company
Hewlett-Packard Company
Citigroup Incorporated
3M Company
Procter & Gamble Company
Coca-Cola Company
United Technologies Corporation
Johnson & Johnson
AT&T Corporation
American Express Company
International Business Machines Corporation
Home Depot Incorporated
Wal-Mart Stores Incorporated
Intel Corporation
Microsoft Corporation

   See "Investment Policies" in Part B of the prospectus for more information.

                                 FUTURE TRUSTS

   The sponsor intends to create future trusts that follow the same investment strategy. One such trust is expected to be available approximately one year after the Inception Date. If these future trusts are available, you may be able to reinvest into one of the trusts at a reduced sales charge. Each trust is designed to be part of a longer term strategy.

                           PORTFOLIO DIVERSIFICATION
                           (AS OF THE INCEPTION DATE)

                                                    APROXIMATE
                                                    PORTFOLIO
SECTOR                                              PERCENTAGE
------                                              ----------
Media                                                  9.175%
Diversified Manufacturing                              6.660
Photo Equipment & Supplies                             6.660
Commercial Services                                    5.835
Telecommunications                                     5.000
Retail                                                 4.175
Chemicals                                              4.165
                                                    APROXIMATE
                                                    PORTFOLIO
SECTOR                                              PERCENTAGE
------                                              ----------
Insurance                                              4.165
Pharmaceuticals                                        4.165
Auto                                                   3.330
Chemicals-Diversified                                  3.330
Finance                                                3.330
Healthcare-Products                                    3.330
Machinery-Construction/Mining                          3.330
Oil & Gas Services                                     3.330
Packaging & Containers                                 3.330%
Paper & Related Products                               3.330
Telephone- Integrated                                  3.330
Tobacco                                                3.330
Diversified Financial Services                         2.505
Lodging                                                2.505
Household Products/Wares                               1.670
Apparel                                                0.835
Banks                                                  0.835
Beverages                                              0.835
Computers                                              0.835
Distribution/Wholesale                                 0.835
Healthcare-Services                                    0.835
Home Furnishings                                       0.835
Leisure Time                                           0.835
Miscellaneous Manufacturing                            0.835
Semiconductors                                         0.835
Software                                               0.835
Toys/Games/Hobbies                                     0.835
                                                     -------
Total                                                    100%
                                                     =======

                                PRINCIPAL RISKS

   As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

   - STOCK PRICES CAN BE VOLATILE. The value of your investment may fall over time.

   - THE SPONSOR DOES NOT ACTIVELY MANAGE THE PORTFOLIO. The trust will generally hold, and may continue to buy, the same stocks even though the stock's outlook

                                                          Investment Summary  17
      or its market value or yield may have changed.

   - THE PERONI METHOD, THE BOYAR ASSET ANALYSIS FOCUS OR THE DOW 10 STRATEGY MAY NOT IDENTIFY STOCKS THAT WILL SATISFY THE TRUST'S INVESTMENT OBJECTIVE.

   - The stocks in the trust selected by application of the Dow 10 Strategy generally share attributes that have caused them to have lower prices or higher dividend yields relative to the other stocks in the DJIA. The reasons for these lower prices or higher dividend yields may include:

      -- The issuers may be experiencing financial problems;

      -- the stocks may be out of favor in the market because of weak performance, poor earnings forecasts, negative publicity, litigation or legislation; and

      -- the stocks may be reacting to general market factors.

   - The trust may contain small capitalization or start-up companies that have recently begun operations. Small-cap and start-up companies present risks beyond those of large-cap companies.

      See "Risk Factors" in Part B of the Prospectus and "Investment Risks" in Part A of the Prospectus for additional information.

                               WHO SHOULD INVEST

   You should consider this investment if:

   - You want to own a defined portfolio of stocks selected through the Peroni Method, the Boyar Asset Analysis Focus and The Dow 10 Strategy.

   -  You seek capital appreciation.

   -  The trust represents only a portion of your overall investment portfolio.

   - The trust is part of a longer-term investment strategy that includes the investment in subsequent portfolios, if available.

   - The trust is combined with other investment vehicles to provide diversification of method to your overall portfolio.

   You should not consider this investment if:

   -  You are uncomfortable with the trust's strategy.

   -  You are uncomfortable with the risks of an unmanaged investment in stocks.

   -  You want current income or capital preservation.

18  Investment Summary

--------------------------------------------------------------------------------

                             ESSENTIAL INFORMATION
                           (AS OF THE INCEPTION DATE)

INCEPTION DATE                                                 December 17, 2002
UNIT PRICE                                                                $10.00

TERMINATION DATE                                                  March 22, 2004
DISTRIBUTION DATE                                                  July 25, 2003

RECORD DATE                                                        July 15, 2003

CUSIP NUMBERS

CASH DISTRIBUTIONS (ALL ACCOUNTS)                                      183845858

REINVESTED DISTRIBUTIONS
Standard Accounts                                                      183845866
Fee Accounts                                                           183845874

TICKER                                                                    CPBGAX

MINIMUM INVESTMENT
STANDARD ACCOUNTS                                               $1,000/100 units

RETIREMENT ACCOUNTS AND
CUSTODIAL ACCOUNTS FOR MINORS                                      $250/25 units
--------------------------------------------------------------------------------

                               FEES AND EXPENSES

   The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

                                             PERCENTAGE              AMOUNT
                                             OF PUBLIC             PER $1,000
 INVESTOR FEES                             OFFERING PRICE         INVESTED(4)
 -------------                             --------------         -----------
 INITIAL SALES FEE PAID ON PURCHASE(1)            1.00%              $10.00
 DEFERRED SALES FEE(2)                            1.80                18.00
 CREATION AND DEVELOPMENT FEE(3)                  0.50                 5.00
                                             ---------               ------
 MAXIMUM SALES FEES
 (including creation and development fee)         3.30%              $33.00
                                             =========               ======

 ESTIMATED ORGANIZATION COSTS
 (amount per 100 units paid by trust at
 end of initial offering period or after
 six months, at the discretion of the
 sponsor)                                  $       9.00
                                           ============

                                             APPROXIMATE       AMOUNT
ANNUAL FUND                                  % OF PUBLIC         PER
OPERATING EXPENSES                        OFFERING PRICE(4)   100 UNITS
------------------                        -----------------   ---------
Trustee's fee                                      0.095%      $ 0.950
Sponsor's supervisory fee                          0.030         0.300
Evaluator's fee                                    0.035         0.350
Bookkeeping and administrative fee                 0.025         0.250
Estimated other trust operating
 expenses(5)                                      0.0475         0.475
Total                                             0.2325%      $ 2.325
                                            ============       =======

(1) The initial sales fee provided above is based on the unit price on the Inception Date. Because the initial sales fee equals the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee ("C&D FEE") (as described below), the percentage and dollar amount of the initial sales fee will vary as the unit price varies and after deferred charges begin. Despite the variability of the initial sales fee, each investor is obligated to pay the entire applicable maximum sales fee.

(2) The deferred sales fee is fixed at $0.180 per unit and is deducted in monthly installments of $0.036 per unit on the last business day of each month from March, 2003 through July, 2003. The percentage provided is based on a $10 unit as of the Inception Date and the percentage amount will vary over time.

(3) The C&D Fee compensates the sponsor for creating and developing your trust. The actual C&D Fee is $0.05 per unit and is paid to the sponsor at the close of the initial offering period, which is expected to be ninety days from the Inception Date. The percentages provided are based on a $10 unit as of the Inception Date and the percentage amount will vary over time. If the unit price exceeds $10.00 per unit, the C&D Fee will be less than 0.50%; if the unit price is less than $10.00 per unit, the C&D Fee will exceed 0.50%.

(4) Based on 100 units with a $10 per unit Public Offering Price as of the Inception Date.

                                                          Investment Summary  19

(5) Other operating expenses include a licensing fee paid to Boyar and Dow Jones for use of trademarks, tradenames or other intellectual property rights but do not include brokerage cost and other transactional fees.

                                    EXAMPLE

   This example helps you compare the costs of this trust with other unit trusts and mutual funds. In the example we assume that you reinvest your investment in a new trust each year, the expenses do not change and the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest:

1 year                                              $ 446
3 years                                             $ 968
5 years                                             $1,508
10 years                                            $2,931

   These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment. The example does not consider any brokerage fees or transaction fees that broker-dealers may charge for processing redemption requests.

   See "Expenses of the Trust" in Part B of the prospectus for additional information.

20  Investment Summary

                                TRUST PORTFOLIO

CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 138
GROWTH AND VALUE PLUS PORTFOLIO, 2003 SERIES
THE TRUST PORTFOLIO AS OF THE INCEPTION DATE, DECEMBER 17, 2002
--------------------------------------------------------------------------------

                                                                            Price
Ticker           Company                                      Initial        per        Cost to
Symbol           Name(1)                 Industry              Shares       Share   Portfolio(2)(3)
---------------------------------------------------------------------------------------------------
  ACL   Alcon Incorporated         Healthcare-Products                 133  $37.50     $  4,988
  BLL   Ball Corporation           Packaging &                          97   51.41        4,987
                                   Containers
  CAM   Cooper Cameron             Oil & Gas Services                   94   53.15        4,996
        Corporation
   EK   Eastman Kodak Company      Photo Equipment &                   134   37.38        5,009
                                   Supplies
  ECL   Ecolab Incorporated        Chemicals                           103   48.38        4,983
  FNF   Fidelity National          Insurance                           152   32.86        4,995
        Financial Incorporated
 GILD   Gilead Sciences            Pharmaceuticals                     137   36.40        4,987
        Incorporated
  SSP   Scripps Co (E.W.)          Media                                65   76.70        4,986
   VZ   Verizon Communications     Telecommunications                  125   39.94        4,993
        Incorporated
  WTW   Weight Watchers            Commercial                          106   46.94        4,976
        International              Services
        Incorporated
                                                          ----------------             --------
                                                                     1,146             $ 49,900
                                                          ================             ========
  CAT   Caterpillar Incorporated   Machinery-                          108  $46.28     $  4,998
                                   Construction/
                                   Mining
   DD   E.I. DuPont de Nemours &   Chemicals-                          113   44.33        5,009
        Company                    Diversified
   EK   Eastman Kodak Company      Photo Equipment &                   134   37.38        5,009
                                   Supplies
   GE   General Electric Company   Diversified                         189   26.43        4,995
                                   Manufacturing
   GM   General Motors             Auto                                134   37.32        5,001
        Corporporation
  HON   Honeywell International    Diversified                         205   24.41        5,004
        Incorporated               Manufacturing
   IP   International Paper        Paper & Related                     142   35.10        4,984
        Company                    Products
  JPM   J.P. Morgan Chase &        Finance                             201   24.80        4,985
        Company
   MO   Philip Morris Companies    Tobacco                             120   41.49        4,979
        Incorporated
  SBC   SBC Communications         Telephone-                          184   27.13        4,992
        Incorporated               Integrated
                                                          ----------------             --------
                                                                     1,530             $ 49,956
                                                          ================             ========
   AT   ALLTEL Corporation         Telecommunications                   24  $52.19     $  1,253
  AOL   AOL Time Warner            Media                                93   13.40        1,246
        Incorporated
 ADSK   Autodesk, Incorporated     Software                             83   15.11        1,254
  AVL   Aviall, Incorporated       Distribution/                       146    8.55        1,248
                                   Wholesale
  BMY   Bristol-Meyers Squibb      Pharmaceuticals                      50   24.90        1,245
        Company

                                                          Investment Summary  21

                                                                            Price
Ticker          Company                                       Initial        per       Cost to
Symbol          Name(1)                  Industry             Shares        Share   Portfolio(2)(3)
---------------------------------------------------------------------------------------------------
  CVC   Cablevision Systems        Media                                78  $16.05     $  1,252
        Corporation
  CCL   Carnival Corporation       Leisure Time                         47   26.46        1,244
   CD   Cendant Corporation        Commercial                          108   11.60        1,253
                                   Services
  CTL   CenturyTel, Incorporated   Telecommunications                   42   29.75        1,250
CMCSK   Comcast Corporation        Media                                53   23.49        1,245
 COST   Costco Wholesale           Retail                               44   28.68        1,262
        Corporation
  DBD   Diebold, Incorporated      Computers                            31   39.84        1,235
   DJ   Dow Jones & Company,       Media                                29   43.73        1,268
        Incorporated
 DSPG   DSP Group, Incorporated    Semiconductors                       74   16.92        1,252
  ETH   Ethan Allen Interiors      Home Furnishings                     34   36.68        1,247
        Incorporated
  HAS   Hasbro, Incorporated       Toys/Games/                         104   12.07        1,255
                                   Hobbies
  HLT   Hilton Hotels Corporation  Lodging                              99   12.67        1,254
  IHP   IHOP Corporation           Retail                               50   24.98        1,249
   JP   Jefferson-Pilot            Insurance                            33   37.83        1,248
        Corporation
  JPM   J.P. Morgan Chase &        Diversified Financial                51   24.80        1,265
        Company                    Services
  KEY   KeyCorp                    Banks                                48   25.95        1,246
  LEH   Lehman Brothers Holdings   Diversified Financial                22   56.66        1,247
        Incorporated               Services
    L   Liberty Media Corporation  Media                               133    9.44        1,256
  HCR   Manor Care, Incorporated   Healthcare-Services                  63   19.83        1,249
  MCD   McDonald's Corporation     Retail                               72   17.38        1,251
 MGRC   McGrath RentCorp           Commercial                           55   22.97        1,263
                                   Services
  MER   Merrill Lynch & Company,   Diversified Financial                31   40.97        1,270
        Incorporated               Services
  MGG   MGM Mirage                 Lodging                              38   32.60        1,239
  MDS   Midas, Incorporated        Commercial                          164    7.65        1,255
                                   Services
  PLL   Pall Corporation           Miscellaneous                        74   16.93        1,253
                                   Manufacturing
  PAS   PepsiAmericas,             Beverages                           107   11.66        1,248
        Incorporated
  PLA   Playboy Enterprises,       Media                               118   10.63        1,254
        Incorporated
  PYX   Playtex Products,          Household Products/                 127    9.83        1,248
        Incorporated               Wares
  HOT   Starwood Hotels & Resorts  Lodging                              52   23.95        1,245
        Worldwide,
        Incorporated
NMG/A   The Neiman Marcus Group,   Retail                               41   30.61        1,255
        Incorporated
  SHW   The Sherwin-Williams       Chemicals                            43   29.23        1,257
        Company
  DIS   The Walt Disney Company    Media                                74   16.88        1,249
  TBL   Timberland Company         Apparel                              34   37.22        1,265
  TOY   Toys "R" Us, Incorporated  Retail                              100   12.58        1,258

22  Investment Summary

                                                                            Price
Ticker          Company                                       Initial        per       Cost to
Symbol          Name(1)                  Industry             Shares        Share   Portfolio(2)(3)
---------------------------------------------------------------------------------------------------
  TUP   Tupperware Corporation     Household Products/                  72  $17.32     $  1,247
                                   Wares
                                                          ----------------             --------
                                                                     2,741             $ 50,080
                                                          ================             ========
                                                                     5,417             $149,936
                                                          ================             ========

(1) All securities are represented entirely by contracts to purchase securities, which were entered into by the sponsor on December 16, 2002. All contracts for securities are expected to be settled by the initial settlement date for the purchase of units.

(2) Valuation of securities by the evaluator was made using the market value per share as of the Evaluation Time on December 16, 2002. For securities quoted on a national or foreign securities exchange or Nasdaq National Market System, securities are generally valued at the closing sales price.

(3)  There was a $159 loss to the sponsor on the Inception Date.

                                                          Investment Summary  23

 UNDERSTANDING YOUR INVESTMENT
--------------------------------------------------------------------------------

                                HOW TO BUY UNITS

   You can buy units of a trust on any business day by contacting your financial professional. Unit prices are available daily on the Internet at www.claymoresecurities.com. The unit price includes:

   -  the value of the stocks,

   -  the initial sales fee, and

   -  cash and other net assets in the portfolio.

   We often refer to the purchase price of units as the "OFFER PRICE" or the "PUBLIC OFFERING PRICE." We must receive your order to buy units prior to the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) to give you the price for that day. If we receive your order after this time, you will receive the price computed on the next business day.

   VALUE OF THE STOCKS. The sponsor serves as the evaluator of each trust (the "EVALUATOR"). We determine the value of the stocks as of the close of the New York Stock Exchange on each day that the exchange is open (the "EVALUATION TIME").

   PRICING THE STOCKS. We generally determine the value of stocks using the last sale price for stocks traded on a national or foreign securities exchange or the Nasdaq Stock Market. In some cases we will price a stock based on the last asked or bid price in the over-the-counter market or by using other recognized pricing methods. We will only do this if a stock is not principally traded on a national or foreign securities exchange or the Nasdaq Stock Market, or if the market quotes are unavailable or inappropriate.

   The sponsor determined the initial prices of the stocks shown in "Trust Portfolio" in this prospectus. The sponsor determined these initial prices as described above at the close of the New York Stock Exchange on the business day before the date of this prospectus. On the first day we sell units we will compute the unit price as of the close of the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

   ORGANIZATION COSTS. During the initial offering period, part of your purchase price includes a per unit amount sufficient to reimburse us for some or all of the costs of creating your trust. These costs include the costs of preparing the registration statement and legal documents, legal fees, federal and state registration fees and the initial fees and expenses of the trustee. Your trust will sell stocks to reimburse us for these costs at the end of the initial offering period or after six months, at the discretion of the sponsor.

   TRANSACTIONAL SALES FEE. You pay a fee when you buy units. We refer to this fee as the "TRANSACTIONAL SALES FEE." The transaction sales fee has both an initial and a deferred component and is 2.80% of the Public Offering Price based on a $10 unit. This percentage amount of the transactional sales fee is based on the unit price on the Inception Date. Because the transactional sales fee equals the difference between the maximum sales fee and the C&D Fee, the percentage and dollar amount of the transactional sales fee will vary as the unit price varies. The transactional sales fee does not include the C&D Fee which is described under "Expenses of the

24  Understanding Your Investment

Trust" in Part B of the Prospectus and in "Fees and Expenses" in Part A of the Prospectus.

   INITIAL SALES FEE. Based on a $10 unit, the initial sales fee is initially 1% of the Public Offering Price. The initial sales fee, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge (3.30% of the Public Offering Price) and the sum of the maximum remaining deferred sales fees and the C&D Fee (initially $0.230 per unit). The dollar amount and percentage amount of the initial sales fee will vary over time.

   DEFERRED SALES FEE. To keep your money working longer, we defer payment of the rest of the transactional sales fee through the deferred sales fee ($0.180 per unit).

   REDUCING YOUR SALES FEE. We offer a variety of ways for you to reduce the maximum sales fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units. Since the deferred sales fee and the C&D Fee are a fixed dollar amount per unit, your trust must charge the deferred sales fee and the C&D Fee per unit regardless of any discounts. However, if you are eligible to receive a discount such that your total maximum sales fee is less than the fixed dollar amount of the deferred sales fee and the C&D Fee, we will credit you the difference between your maximum sales fee and the sum of the deferred sales fee and the C&D Fee at the time you buy units.

   LARGE PURCHASES. You can reduce your maximum sales fee by increasing the size of your investment.

   INVESTORS WHO MAKE LARGE PURCHASES ARE ENTITLED TO THE FOLLOWING SALES CHARGE
REDUCTIONS:

                      Sales Charge
                       Reductions
                     (as a % of the
                         Public
                     Offering Price)
Purchase Amount(1)   ---------------
Less than $50,000              0%
$50,000 - $99,999           0.25
$100,000 - $249,999         0.50
$250,000 - $499,999         0.75
$500,000 - $999,999         1.00
$1,000,000 or more          1.75

(1) Sales charge reductions are computed both on a dollar basis and on the basis of the number of units purchased, at any point of purchase, using the equivalent of 5,000 units to $50,000, 10,000 units to $100,000 etc., and will be applied on that basis which is more favorable to you.

   You may AGGREGATE unit purchases by the same person on any single day from any one broker-dealer to qualify for a purchase level. You can include these purchases as your own for purposes of this aggregation:

   -  purchases by your spouse or minor children and

   -  purchases by your trust estate or fiduciary accounts.

   You may also use a LETTER OF INTENT to combine purchases over time to qualify for a purchase level. Under this option, you must give us a letter of intent to purchase a specified amount of units of any Claymore unit trust over a specified time period. The letter must specify a time period of no more than 13 months. Once you sign a letter of intent, we will reduce your fee based on your total purchase commitment as shown in the table above. If your purchases

                                               Understanding Your Investment  25
exceed the level specified in your letter, you will still receive the additional fee reduction for your purchases shown in the table above (we will not cap your discount). If your total purchases are less than the level specified in your letter, you must pay the fee difference to us. We reserve the right to redeem your units if you do not pay the difference.

   The discounts described above apply only during the initial offering period.

   ADVISORY AND FEE ACCOUNTS. We eliminate your transactional sales fee for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" is imposed (a "FEE ACCOUNT").

   This discount applies during the initial offering period and in the secondary market. Your financial professional may purchase units with the Fee Account CUSIP number to facilitate purchases under this discount, however, we do not require that you buy units with this CUSIP number to qualify for the discount. If you purchase units with this special CUSIP number, you should be aware that all distributions will automatically reinvest into additional units of your trust. We reserve the right to limit or deny purchases of units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to the trust. We, as sponsor, will receive and the unitholders will pay the C&D Fee. See "Expenses of the Trust" in Part B of the Prospectus.

   EXCHANGE OR ROLLOVER OPTION. If you are buying units of your trust in the primary market with redemption or termination proceeds from any other Claymore unit trust, you may purchase units at 99% of the maximum Public Offering Price. You may also buy units with this reduced sales fee if you are purchasing units in the primary market with (1) the termination proceeds from a non-Claymore unit trust with a similar investment strategy or (2) the redemption proceeds from a non-Claymore trust if such trust has a similar investment strategy and the corresponding Claymore trust provides a periodic update of that investment strategy. Such purchases entitled to this sales charge reduction may be classified as "ROLLOVER PURCHASES."

   Rollover Purchases are also subject to the C&D Fee. See "Expenses of the Trust" in Part B of the Prospectus.

   EMPLOYEES. We do not charge the portion of the transactional sales fee that we would normally pay to your financial professional for purchases made by officers, directors and employees and their family members (spouses, children and parents) of Claymore and its affiliates, or by registered representatives of selling firms and their family members (spouses, children and parents). You pay only the portion of the fee that the sponsor retains. Such purchases are also subject to the C&D Fee. This discount applies during the initial offering period and in the secondary market.

   DIVIDEND REINVESTMENT PLAN. We do not charge any transactional sales fee when you reinvest distributions from your trust into additional units of the trust. Since the deferred sales fee is a fixed dollar amount per unit, your trust must charge the deferred sales fee per unit regardless of this discount. If you elect the distribution reinvestment plan, we will credit you

26  Understanding Your Investment
with additional units with a dollar value sufficient to cover the amount of any remaining deferred sales fee that will be collected on such units at the time of reinvestment. The dollar value of these units will fluctuate over time. This discount applies during the initial offering period and in the secondary market.

   See "Purchase, Redemption and Pricing of Units" in Part B of the prospectus for more information regarding buying units.

   HOW WE DISTRIBUTE UNITS. We sell units to the public through broker-dealers and other firms. We pay part of the sales fee you pay to these distribution firms when they sell units. The distribution fee paid for a given transaction is as follows:

                                                          Concession per Unit:
                                                           (as a % of Public
                       Purchase Amount/                     Offering Price):
                      Form of Purchase:                     ----------------
      Less than $50,000                                              2.25%
      $50,000 - $99,999                                              2.00
      $100,000 - $249,999                                            1.75
      $250,000 - $499,999                                            1.50
      $500,000 - $999,999                                            1.25
      $1,000,000 or more                                             0.60
      Rollover Purchases                                             1.30
      Wrap Account and Employee Purchases                            0.00

   We apply these amounts as a percent of the unit price per transaction at the time of the transaction. We also apply the different distribution levels on a unit basis using a $10 unit equivalent. For example, if a firm executes a transaction between 10,000 and 24,999 units, it earns 1.75% of the unit price.

   We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. It is your financial professional's responsibility to make sure that units are registered or exempt from registration if you are a foreign investor or if you want to buy units in another country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

   We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units. For example, we lost $248 on the initial deposit of stocks into the Boyar Forgotten Forty Portfolio, and $159 on the initial deposit of stocks into the Growth and Value Plus Portfolio.

   See "Purchase, Redemption and Pricing of Units" in Part B of the prospectus for additional information.

                             HOW TO SELL YOUR UNITS

   You can sell your units on any business day by contacting your financial professional or, in some cases, the trustee. Unit prices are available daily on the Internet at www.claymoresecurities.com or through your financial professional. We often refer to the sale price of units as the "BID PRICE." You pay any remaining deferred sales fee when you sell or redeem your units. Certain broker-dealers may charge a transaction fee for processing unit redemptions or sale requests.

   Until the end of the initial offering period or six months after the Inception Date, at the discretion of the sponsor, the price at which the trustee will redeem units and the price at which

                                               Understanding Your Investment  27
the sponsor may repurchase units include estimated organization costs. After such period, the amount paid will not include such estimated organization costs.

   SELLING UNITS. We intend to, but are not obligated to, maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current price which is based on their net asset value. We may then resell the units to other investors at the public offering price or redeem them for the redemption price. Our secondary market repurchase price is generally the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current unit prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current price.

   REDEEMING UNITS. You may also be able to redeem your units directly with the trustee, The Bank of New York, on any day the New York Stock Exchange is open. The trustee must receive your completed redemption request prior to the close of the New York Stock Exchange for you to receive the unit price for a particular day. (For what constitutes a completed redemption request, see "Purchase, Redemption and Pricing of Units - Redemption" in the Part B of the prospectus.) If your request is received after that time or is incomplete in any way, you will receive the next price computed after the trustee receives your completed request. Rather than contacting the trustee directly, your financial professional may also be able to redeem your units by using the Investors' Voluntary Redemptions and Sales (IVORS) automated redemption service offered through Depository Trust Company.

   If you redeem your units, the trustee will generally send you a payment for your units no later than three business days after it receives all necessary documentation.

   You can generally request an in-kind distribution of the stocks underlying your units if you own units worth at least $25,000 or you originally paid at least that amount for your units. This option is generally available only for stocks traded and held in the United States. You may not request this option in the last five business days of your trust's life. We may modify or discontinue this option at any time without notice.

   EXCHANGE OPTION. You may be able to exchange your units for units of other Claymore unit trusts at a reduced sales fee. You can contact your financial professional or Claymore for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. To qualify for a reduced sales fee, you must purchase units in a subsequent trust on the same day that you redeem units of your current trust. We may discontinue this option at any time.

   For more complete information regarding selling or redeeming your units, see "Purchase, Redemption and Pricing of Units" in Part B of the prospectus.

28  Understanding Your Investment

                                 DISTRIBUTIONS

   DIVIDENDS. Your trust generally pays dividends from its net investment income along with any excess capital on each distribution date to unitholders of record on the preceding record date. You can elect to:

   -  reinvest distributions in additional units of your trust at no fee, or

   -  receive distributions in cash.

   You may change your election by contacting your financial professional or the trustee. Once you elect to participate in a reinvestment program, the trustee will automatically reinvest your distributions into additional units at their net asset value on the distribution date. We waive the sales fee for reinvestments into units of your trust. We cannot guarantee that units will always be available for reinvestment. If units are unavailable, you will receive cash distributions. We may discontinue these options at any time without notice.

   In some cases, your trust might pay a special distribution if it holds an excessive amount of principal pending distribution. For example, this could happen as a result of a merger or similar transaction involving a company whose stock is in your portfolio. The amount of your distributions will vary from time to time as companies change their dividends or trust expenses change.

   REINVEST IN YOUR TRUST. You can keep your money working by electing to reinvest your distributions in additional units of your trust. The easiest way to do this is to have your financial professional purchase units with one of the Reinvestment CUSIP numbers listed in the "Investment Summary" section of this prospectus. You may also make or change your election by contacting your financial professional or the trustee.

   REPORTS. The trustee will send your financial professional a statement showing income and other receipts of your trust for each distribution. Each year the trustee will also provide an annual report on your trust's activity and certain tax information. You can request copies of stock evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.

   See "Administration of the Trust" in Part B of the prospectus for additional information.

                                INVESTMENT RISKS

   ALL INVESTMENTS INVOLVE RISK. This section describes the main risks that can impact the value of the stocks in your portfolio. You should understand these risks before you invest. If the value of the stocks falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period.

   MARKET RISK. Market risk is the risk that the value of the stocks will fluctuate. This could cause the value of your units to fall below your purchase price. Market value fluctuates in response to various factors. These can include stock market movements, purchases or sales of securities by the trust, government policies, litigation, and changes in interest rates, inflation, the financial condition of the stock's issuer or even perceptions of the issuer. Even though we carefully supervise your portfolio, you should remember that we do not manage your portfolio. Your trust will not sell a stock solely because

                                               Understanding Your Investment  29
the market value falls as is possible in a managed fund.

   SMALL-CAP, MID-CAP AND START-UP COMPANY RISK. Some of the stocks selected for the Portfolio may be issued by small- and mid-capitalization companies or start-up companies that have recently begun operations. These stocks customarily involve more investment risk than larger capitalization or more seasonal stocks. These additional risks are due in part to the following factors. Small-, mid-cap and start-up companies may:

   -  Have limited product lines, markets or financial resources;

   -  Have less publicly available information;

   -  Lack management depth or experience;

   -  Be less liquid;

   -  Be more vulnerable to adverse general market or economic developments; and

   - Be dependent upon products that were recently brought to market or key personnel.

   LITIGATION AND LEGISLATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the trust. In addition, litigation regarding any of the issuers of the securities such as that concerning Phillip Morris Companies Incorporated, or of the industries represented by these issuers, may negatively impact the share prices of these securities. We cannot predict what impact any pending or threatened litigation will have on the share prices of the securities.

   See "Risk Factors" in Part B of the prospectus for additional information.

                              HOW THE TRUST WORKS

   YOUR TRUST. Your trust is a unit investment trust registered under the Investment Company Act of 1940 and the Securities Act of 1933. We created the trust under a trust agreement between Claymore Securities, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York (as trustee). To create your trust, we deposited contracts to purchase stocks with the trustee along with an irrevocable letter of credit or other consideration to pay for the stocks. In exchange, the trustee delivered units of your trust to us. Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates.

   CHANGING YOUR PORTFOLIO. Your trust is not a managed fund. Unlike a managed fund, we designed your portfolio to remain relatively fixed after its inception. Your trust will generally buy and sell stocks:

   -  to pay expenses,

   -  to issue additional units or redeem units,

   -  in limited circumstances to protect the trust,

   - to make required distributions or avoid imposition of taxes on the trust, or

   -  as permitted by the trust agreement.

   Your trust will generally reject any offer for securities or property other than cash in exchange for the stocks in its portfolio. However, if a public tender offer has been made for a

30  Understanding Your Investment
stock or a merger or acquisition has been announced affecting a stock, your trust may either sell the stock or accept a tender offer for cash if the supervisor determines that the sale or tender is in the best interest of unitholders. The trustee will distribute any cash proceeds to unitholders. If your trust receives securities or property other than cash, it may either hold the securities or property in its portfolio or sell the securities or property and distribute the proceeds. For example, this could happen in a merger or similar transaction.

   We will increase the size of your trust as we sell units. When we create additional units, we will seek to replicate the existing portfolio. When your trust buys stocks, it will pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in stock prices between the time we create units and the time your trust buys the stocks. When your trust buys or sells stocks, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your trust. We may consider whether a firm sells units of our trusts when we select firms to handle these transactions.

   TERMINATION OF YOUR TRUST. Your trust will terminate no later than the termination date listed in the "Investment Summary" section of this prospectus. The trustee may terminate your trust early if the value of the trust is less than 20% of the value of the stocks in the trust at the end of the initial offering period. At this size, the expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the units in your trust may also vote to terminate the trust early. We may also terminate your trust in other limited circumstances.
   The trustee will notify you of any termination and sell any remaining stocks. The trustee will send your final distribution to you within a reasonable time following liquidation of all the stocks after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units. You may be able to request an in-kind distribution of the stocks underlying your units at termination. Please refer to the section entitled "How to Sell Your Units - Redeeming Units" for information on in-kind distributions.

   See "Administration of the Trust" in Part B of the prospectus for additional information.

                              GENERAL INFORMATION

   EUGENE E. PERONI, JR. Mr. Peroni serves as Managing Director, Equity Research for Claymore Securities, Inc. Mr. Peroni's insights have been published in the Peroni Report, a strategy letter offering stock market forecasts and specific stock recommendations for both short and longer-term investments and Mr. Peroni has selected the popular "Peroni's Top Ten Picks" since 1988. Mr. Peroni previously served as Managing Director for Equity Research for Nuveen Investments. Mr. Peroni began training in the field of technical research at age 16 with his father, Eugene E. Peroni, Sr., who founded the Peroni Method more than 50 years ago. Mr. Peroni learned from his father the importance of a disciplined "hand-picked" approach to investing, an approach reaffirmed by volatile markets. Mr. Peroni has more than 25 years of experience in his field. The Peroni Method uses a bottom-up approach, emphasizing the technical merits of an individual stock.

   Mr. Peroni regularly appears on CNBC, CBS MarketWatch, PBS Nightly Business Report, and Bloomberg TV, and is quoted often

                                               Understanding Your Investment  31
in such esteemed publications as The Wall Street Journal, The New York Times and Investors Business Daily. According to Mr. Peroni, "The Peroni Method has analyzed individual stock trends and general market patterns over five decades. Its reliance on both proprietary and broadly disseminated technical data has proven an effective navigational tool, especially during times of tumultuous market conditions. The current events of corporate misdeeds and Wall Street research scrutiny have brought technical research to the foreground as an unbiased means of deciphering a stock's practical underlying potential in the marketplace."

   MARK BOYAR. Mark Boyar has been analyzing stocks since 1968, and in 1983 formed his own firm, Mark Boyar & Company, Inc. Mark Boyar & Company, Inc. specializes in institutional stock advice and money management for high net worth clients. Mr. Boyar's monthly research report, Asset Analysis Focus, is offered on a subscription-only basis to over 100 respected financial institutions around the world. It is from the Asset Analysis Focus report that Mr. Boyar draws stocks for his annual "Forgotten Forty" list.

   CLAYMORE. We are an investment banking firm created in 1995. In November 2001, we changed our name from Ranson & Associates, Inc. to Claymore
Securities, Inc. During our history we have been active in public and corporate finance and have distributed bonds, mutual funds and unit trusts in the primary and secondary markets. We are a registered broker-dealer and member of the National Association of Securities Dealers, Inc. If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust. You can contact us at our headquarters at 210 North Hale Road, Wheaton, Illinois 60187 or by using the contacts listed on the back cover of this prospectus. Claymore personnel, including Mr. Peroni as well as Mr. Boyar, may from time to time maintain a position in certain stocks held by the trust.

   Claymore and your trust have adopted a code of ethics requiring Claymore's employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your trust.

   See "Administration of the Trust" in Part B of the prospectus for additional information.

   THE TRUSTEE. The Bank of New York is the trustee of your trust. It is a trust company organized under New York law. You can contact the trustee by calling the telephone number on the back cover of this prospectus or write to Unit Investment Trust Division, 101 Barclay Street, 20th Fl., New York, New York 10286. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying Claymore and investors.

   See "Administration of the Trust" in Part B of the prospectus for additional information.

                                    EXPENSES

   Your trust will pay various expenses to conduct its operations. The "Investment Summary" section of this prospectus shows the estimated amount of these expenses.

   Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse us as supervisor and evaluator for providing portfolio

32  Understanding Your Investment
supervisory services and for evaluating your portfolio. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all Claymore unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

   Your trust will pay a fee to the sponsor for creating and developing the trust, including determining the trust objective, policies, composition and size, selecting service providers and information services, and for providing other similar administrative and ministerial functions. Your trust pays this "creation and development fee" of $0.05 per unit from the assets of the trust as of the close of the initial public offering period. The sponsor does not use the fee to pay distribution expenses or as compensation for sales efforts.

   Your trust will also pay its general operating expenses, including any licensing fees. Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and Claymore, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the trustee for advancing funds to meet distributions. Your trust may pay the costs of updating its registration statement each year. The trustee may sell securities to pay trust expenses.

   See "Expenses of the Trust" in Part B of the prospectus for additional information.

                                               Understanding Your Investment  33

                         REPORT OF INDEPENDENT AUDITORS

UNITHOLDERS
CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 138

We have audited the accompanying statements of financial condition, including the trust portfolios set forth on pages 9 and 21 of this prospectus, of Claymore Securities Defined Portfolios, Series 138, as of December 17, 2002, the initial date of deposit. These statements of financial condition are the responsibility of the trust's sponsor. Our responsibility is to express an opinion on these statements of financial condition based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of financial condition. Our procedures included confirmation with The Bank of New York, trustee, of cash deposited for the purchases of securities, as shown in the statements of financial condition as of December 17, 2002. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall statement of financial condition presentation. We believe that our audit of the statements of financial condition provide a reasonable basis for our opinion.

   In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of Claymore Securities Defined Portfolios, Series 138 as of December 17, 2002, in conformity with accounting principles generally accepted in the United States of America.

                                                              Grant Thornton LLP

Chicago, Illinois
December 17, 2002

34  Understanding Your Investment

CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 138

STATEMENTS OF FINANCIAL CONDITION
AS OF THE INCEPTION DATE, DECEMBER 17, 2002

                                          Boyar Forgotten
                                               Forty            Growth and
                                             Portfolio     Value Plus Portfolio
                                             ---------     --------------------
INVESTMENT IN STOCKS
Sponsor's contracts to purchase
 underlying stocks backed by cash
 deposited(1)(2)........................     $150,091            $149,936
                                             --------            --------
                                              150,091             149,936
LIABILITIES AND INTEREST OF INVESTORS
Liabilities:
  Organization costs(3).................     $  1,364            $  1,363
  Deferred sales fee(4).................        2,729               2,726
                                             --------            --------
                                                4,093               4,089
Interest of investors:
  Cost to investors(5)..................      151,610             151,450
  Less: gross underwriting commission
   and organization costs(3)(4)(5)(6)...        5,612               5,603
                                             --------            --------
  Net interest of investors.............      145,998             145,847
                                             --------            --------
    Total...............................     $150,091            $149,936
                                             ========            ========
Number of units.........................       15,161              15,145
                                             ========            ========
Net Asset Value per Unit................     $  9.630            $  9.630
                                             ========            ========

-------------------------

(1) Aggregate cost of the securities is based on the closing sale price evaluations as determined by the trustee.
(2) Cash has been deposited with The Bank of New York, trustee, covering the funds (aggregating $150,339 for the Boyar Forgotten Forty Portfolio and $150,095 for the Growth and Value Plus Portfolio) necessary for the purchase of the securities in the trust represented by purchase contracts.
(3) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the trust. These costs have been estimated at $9.00 per 100 units for the trust. A distribution will be made as of the close of the initial offering period or six months after the initial date of deposit (at the discretion of the sponsor) to an account maintained by the trustee from which this obligation of the investors will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be deducted from the assets of the trust.
(4) The total transactional sales fee consists of an initial sales fee and a deferred sales fee. The initial sales fee is equal to the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the C&D Fee. On the Inception Date, the total transactional sales fee is 2.80% (equivalent to 2.881% of the net amount invested) for each of the Boyar Forgotten Forty Portfolio and Growth and Value Plus Portfolio. The deferred sales fee is equal to $0.18 per unit.
(5) The aggregate cost to investors includes the applicable transactional sales fee assuming no reduction of transactional sales fees for quantity purchases.
(6) The trust is committed to pay a creation and development fee of $5.00 per 100 units at the close of the initial public offering period.

                                               Understanding Your Investment  35

                     CLAYMORE SECURITIES DEFINED PORTFOLIOS
                      CLAYMORE EQUITY PORTFOLIO PROSPECTUS
                   PROSPECTUS PART B DATED DECEMBER 17, 2002

THE PROSPECTUS FOR A CLAYMORE SECURITIES DEFINED PORTFOLIO (A "TRUST") IS DIVIDED INTO TWO PARTS. PART A OF THE PROSPECTUS RELATES EXCLUSIVELY TO A PARTICULAR TRUST OR TRUSTS AND PROVIDES SPECIFIC INFORMATION REGARDING EACH TRUST'S PORTFOLIO, STRATEGIES, INVESTMENT OBJECTIVES, EXPENSES, FINANCIAL HIGHLIGHTS, INCOME AND CAPITAL DISTRIBUTIONS, HYPOTHETICAL PERFORMANCE INFORMATION, RISK FACTORS AND OPTIONAL FEATURES. PART B OF THE PROSPECTUS PROVIDES MORE GENERAL INFORMATION REGARDING THE CLAYMORE SECURITIES DEFINED PORTFOLIOS. YOU SHOULD READ BOTH PARTS OF THE PROSPECTUS AND RETAIN THEM FOR FUTURE REFERENCE. EXCEPT AS PROVIDED IN PART A OF THE PROSPECTUS, THE INFORMATION CONTAINED IN THIS PART B WILL APPLY TO EACH TRUST.

                                    CONTENTS

         General Information...............................   2
         Investment Policies...............................   2
         Risk Factors......................................   3
         Administration of the Trust.......................   5
         Expenses of the Trust.............................  10
         Portfolio Transactions and Brokerage Allocation...  11
         Purchase, Redemption and Pricing of Units.........  12
         Taxes.............................................  15
         Boyar Licensing Agreement.........................  17
         Dow Jones Licensing Agreement.....................  17
         Experts...........................................  18
         Performance Information...........................  18

GENERAL INFORMATION

    Each trust is one of a series of separate unit investment trusts created under the name Claymore Securities Defined Portfolios and registered under the Investment Company Act of 1940 and the Securities Act of 1933. Each trust was created as a common law trust on the inception date described in the prospectus under the laws of the state of New York. Each trust was created under a trust agreement among Claymore Securities, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York (as trustee).

    When your trust was created, the sponsor delivered to the trustee securities or contracts for the purchase thereof for deposit in the trust and the trustee delivered to the sponsor documentation evidencing the ownership of units of the trust. After your trust is created, the sponsor may deposit additional securities in the trust, contracts to purchase additional securities along with cash (or a bank letter of credit in lieu of cash) to pay for such contracted securities or cash (including a letter of credit) with instructions to purchase additional securities. Such additional deposits will be in amounts which will seek to maintain, for the first 90 days, as closely as possible the same original percentage relationship among the number of shares of each security in the trust established by the initial deposit of securities and, thereafter, the same percentage relationship that existed on such 90th day. If the sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because the trust will pay the associated brokerage fees.

    A trust consists of (a) the securities listed under "Trust Portfolio" in the prospectus as may continue to be held from time to time in the trust, (b) any additional securities acquired and held by the trust pursuant to the provisions of the trust agreement and (c) any cash held in the accounts of the trust. Neither the sponsor nor the trustee shall be liable in any way for any failure in any of the securities. However, should any contract for the purchase of any of the securities initially deposited in a trust fail, the sponsor will, unless substantially all of the moneys held in the trust to cover such purchase are reinvested in substitute securities in accordance with the trust agreement, refund the cash and sales charge attributable to such failed contract to all unitholders on the next distribution date.

INVESTMENT POLICIES

    The trust is a unit investment trust and is not an "actively managed" fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The portfolio of a trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from a portfolio.

    The trust agreement provides that the sponsor may (but need not) direct the trustee to dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security has declined to such an extent or other such credit factors exist so that in the opinion of the sponsor the retention of such securities would be detrimental to the trust. If a public tender offer has been made for a security or a merger or acquisition has been announced affecting a security, the trustee may either sell the security or accept a tender offer for cash if the supervisor determines that the sale or tender is in the best interest of unitholders. The trustee will distribute any cash proceeds to unitholders. Pursuant to the trust agreement and with limited exceptions, the trustee may sell any securities or other properties acquired in exchange for securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property other than cash, the trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by the trust, they may be accepted for deposit in a trust and either sold by the trustee or held in a trust pursuant to the direction of the sponsor. Proceeds from the sale of securities (or any securities or other property received by the trust in exchange for securities) are credited to the Capital Account for distribution to unitholders or to meet redemptions.

    Except as stated in the trust agreement, or in the prospectus, the acquisition by the trust of any securities other than the portfolio securities is prohibited. The trustee may sell securities, designated by the sponsor, from the trust for the purpose of redeeming units of a trust tendered for redemption and the payment of expenses and for such other purposes as permitted under the trust agreement.

    Notwithstanding the foregoing, the trustee is authorized to reinvest any funds held in the Capital or Income Accounts, pending distribution, in U.S. Treasury obligations which mature on or before the next applicable distribution date. Any obligations so acquired must be held until they mature and proceeds therefrom may not be reinvested.

    Proceeds from the sale of securities (or any securities or other property received by a trust in exchange for securities) are credited to the Capital Account of a trust for distribution to unitholders or to meet redemptions. Except for failed securities and as provided in the prospectus or in the trust agreement, the acquisition by a trust of any securities other than the portfolio securities is prohibited. The trustee may sell securities from a trust for limited purposes, including redeeming units tendered for redemption and the payment of expenses.

RISK FACTORS

    STOCKS. An investment in units of a trust should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers of the securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus, in the value of the units) or the risk that holders of common stock have a right to receive payments from the issuers of those stocks that is generally inferior to that of creditors of, or holders of debt obligations issued by, the issuers and that the rights of holders of common stock generally rank inferior to the rights of holders of preferred stock. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

    Holders of common stock incur more risk than the holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by the issuer. Holders of common stock of the type held by a trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stock have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital debt securities. Indeed, the issuance of debt securities or even preferred stock will create prior claims for payment of principal, interest, liquidation preferences and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the stocks remain outstanding. The value of the securities in a portfolio thus may be expected to fluctuate over the entire life of a trust to values higher or lower than those prevailing at the time of purchase.

    The sponsor's buying and selling of the securities, especially during the initial offering of units of the trust or to satisfy redemptions of units may impact upon the value of the underlying securities and the units. The publication of the list of the securities selected for the trust may also cause increased buying activity in certain of the stocks comprising the portfolio. After such announcement, investment advisory and brokerage clients of the sponsor and its affiliates may purchase individual securities appearing on the list during the course of the initial offering period or may purchase warrants issued by the sponsor or its affiliates which are based on the performance of the securities on the list. The sponsor or its affiliates may also purchase securities as a hedge against its risk on the warrants (although generally the sponsor and its affiliates will not purchase securities for their own account until after the trust portfolio has been acquired). Such buying activity in the stock of these companies or issuance of the warrants prior to the purchase of the securities by the trust may cause the trust to purchase stocks at a higher price than those buyers who effect purchases by the trust.

    FIXED PORTFOLIO. Investors should be aware that the trust is not "managed" and as a result, the adverse financial condition of a company will not result in the elimination of its securities from the portfolio of the trust except under extraordinary circumstances. Investors should note in particular that the securities were selected on the basis of the criteria set forth in the prospectus and that the trust may continue to purchase or hold securities originally selected through this process even though the evaluation of the attractiveness of the securities may have changed. A number of the securities in the trust may also be owned by other clients of the sponsor. However, because these clients may have differing investment objectives, the sponsor may sell certain securities from those accounts in instances where a sale by the trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. In the event a public tender offer is made for a security or a merger or acquisition is announced affecting a security, the sponsor may instruct the trustee to tender or sell the security on the open market when, in its opinion, it is in the best interest of the unitholders of the unit to do so. Although the portfolio is regularly reviewed and evaluated and the sponsor may instruct the trustee to sell securities under certain limited circumstances, securities will not be sold by the trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the securities may not be the highest price attained by an individual security during the life of the trust. The prices of single shares of each of the securities in the trust vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks' purchase price than as a percentage of the higher-price stocks' purchase price.

    LIQUIDITY. Whether or not the securities are listed on a national securities exchange, the principal trading market for the securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for the securities will be maintained or of the liquidity of the securities in any markets made. In addition, a trust is restricted under the Investment Company Act of 1940 from selling securities to the sponsor. The price at which the securities may be sold to meet redemptions and the value of a trust will be adversely affected if trading markets for the securities are limited or absent.

    SMALL CAPITALIZATION STOCK. Investing in small capitalization stocks may involve greater risk than investing in medium and large capitalization stocks, since they can be subject to more abrupt or erratic price movements. Small market capitalization companies ("Small-Cap Companies") are those with market capitalizations of $1 billion or less at the time of a Trust's investment. Many Small-Cap Companies will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. The price volatility of Small-Cap Companies is relatively higher than larger, older and more mature companies. The greater price volatility of Small-Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or fewer investors who monitor the activities of these companies. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small-Cap Companies will not have been in existence long enough to experience economic cycles or to demonstrate whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company's business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect industries or markets or the economy generally.

    ADDITIONAL DEPOSITS. The trust agreement authorizes the sponsor to increase the size of a trust and the number of units thereof by the deposit of additional securities, or cash (including a letter of credit) with instructions to purchase additional securities, in such trust and the issuance of a corresponding number of additional units. If the sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because a trust will pay the associated brokerage fees. To minimize this effect, the trusts will attempt to purchase the securities as close to the evaluation time or as close to the evaluation prices as possible.

    Some of the securities may have limited trading volume. The trustee, with directions from the sponsor, will endeavor to purchase securities with deposited cash as soon as practicable reserving the right to purchase those securities over the 20 business days following each deposit in an effort to reduce the effect of these purchases on the market price of those stocks. This could, however, result in the trusts' failure to participate in any appreciation of those stocks before the cash is invested. If any cash remains at the end of this period (and such date is within the 90-day period following the inception date) and cannot be invested in one or more stocks, at what the sponsor considers reasonable prices, it intends to use that cash to purchase each of the other securities in the original proportionate relationship among those securities. Similarly, at termination of the trust, the sponsor reserves the right to sell securities over a period of up to 20 business days to lessen the impact of its sales on the market price of the securities. The proceeds received by unitholders following termination of the trust will reflect the actual sales proceeds received on the securities, which will likely differ from the closing sale price on the termination date.

    LITIGATION AND LEGISLATION. At any time litigation may be initiated on a variety of grounds, or legislation may be enacted with respect to the securities in a trust or the issuers of the securities. There can be no assurance that future litigation or legislation will not have a material adverse effect on the trust or will not impair the ability of issuers to achieve their business goals.

    TOBACCO INDUSTRY. Certain of the issuers of securities in a trust may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health care expenditures, aggregate many billions of dollars.

    In November 1998, certain companies in the U.S. tobacco industry entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies. The sponsor is unable to predict the outcome of litigation pending against tobacco companies or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. These and other possible developments may have a significant impact upon both the price of such securities and the value of units of a trust containing such securities.

ADMINISTRATION OF THE TRUST

    DISTRIBUTIONS TO UNITHOLDERS. Income received by a trust is credited by the trustee to the Income Account of the trust. Other receipts are credited to the Capital Account of a trust. Income received by a trust will be distributed on or shortly after the distribution dates each year shown in the prospectus on a pro rata basis to unitholders of record as of the preceding record date shown in the prospectus. All distributions will be net of applicable expenses. There is no assurance that any actual distributions will be made since all dividends received may be used to pay expenses. In addition, excess amounts from the Capital Account of a trust, if any, will be distributed at least annually to the unitholders then of record. Proceeds received from the disposition of any of the securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to the Capital Account. The trustee shall be required to make a distribution from the Capital Account if the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per 100 units. The trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds). The trustee is authorized to reinvest any funds held in the Capital or Income Accounts, pending distribution, in U.S. Treasury obligations which mature on or before the next applicable distribution date. Any obligations so acquired must be held until they mature and proceeds therefrom may not be reinvested.

    The distribution to the unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the unitholders' pro rata share of the dividend distributions then held in the Income Account after deducting estimated expenses. Because dividends are not received by a trust at a constant rate throughout the year, such distributions to unitholders are expected to fluctuate. Persons who purchase units will commence receiving distributions only after such person becomes a record owner. A person will become the owner of units, and thereby a unitholder of record, on the date of settlement provided payment has been received. Notification to the trustee of the transfer of units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

    The trustee will periodically deduct from the Income Account of a trust and, to the extent funds are not sufficient therein, from the Capital Account of a trust amounts necessary to pay the expenses of a trust. The trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a trust. Amounts so withdrawn shall not be considered a part of a trust's assets until such time as the trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the trustee may withdraw from the Income and Capital Accounts of a trust such amounts as may be necessary to cover redemptions of units.

    DISTRIBUTION REINVESTMENT. Unitholders may elect to have distributions of capital (including capital gains, if any) or dividends or both automatically invested into additional units of their trust without a sales fee.

    Your trust will pay any deferred sales fee per unit regardless of any sales fee discounts. However, if you elect to have distributions on your units reinvested into additional units of your trust, you will be credited the amount of any remaining deferred sales charge on such additional units at the time of reinvestment.

    Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Program Agent an election to have such distributions reinvested without charge. Such election must be received by the Program Agent at least ten days prior to the record date applicable to any distribution in order to be in effect for such record date. Any such election shall remain in effect until a subsequent notice is received by the Program Agent.

    The Program Agent is The Bank of New York. All inquiries concerning participating in distribution reinvestment should be directed to The Bank of New York at its Unit Investment Trust Division office.

    STATEMENTS TO UNITHOLDERS. With each distribution, the trustee will furnish to each unitholder a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per unit.

    The accounts of a trust are required to be audited annually, at the related trust's expense, by independent public accountants designated by the sponsor, unless the sponsor determines that such an audit would not be in the best interest of the unitholders of the trust. The accountants' report will be furnished by the trustee to any unitholder upon written request. Within a reasonable period of time after the end of each calendar year, the trustee shall furnish to each person who at any time during the calendar year was a unitholder of a trust a statement, covering the calendar year, generally setting forth for the trust:

 (A) As to the Income Account:

      (1) Income received;

      (2) Deductions for applicable taxes and for fees and expenses of the trust and for redemptions of units, if any; and

      (3) The balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

 (B) As to the Capital Account:

      (1) The dates of disposition of any securities and the net proceeds received therefrom;

      (2) Deductions for payment of applicable taxes and fees and expenses of the trust held for distribution to unitholders of record as of a date prior to the determination; and

      (3) The balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

 (C) The following information:

      (1) A list of the securities as of the last business day of such calendar year;

      (2) The number of units outstanding on the last business day of such calendar year;

      (3) The redemption price based on the last evaluation made during such calendar year;

      (4) The amount actually distributed during such calendar year from the Income and Capital Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per unit outstanding on the record dates for each such distribution.

    RIGHTS OF UNITHOLDERS. A unitholder may at any time tender units to the trustee for redemption. The death or incapacity of any unitholder will not operate to terminate a trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of a trust. No unitholder shall have the right to control the operation and management of a trust in any manner, except to vote with respect to the amendment of the trust agreement or termination of a trust.

    AMENDMENT AND TERMINATION. The trust agreement may be amended by the trustee and the sponsor without the consent of any of the unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or
(3) to make such provisions as shall not adversely affect the

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interests of the unitholders. The trust agreement with respect to any trust may also be amended in any respect by the sponsor and the trustee, or any of the provisions thereof may be waived, with the consent of the holders of units representing 66 2/3% of the units then outstanding of the trust, provided that no such amendment or waiver will reduce the interest of any unitholder thereof without the consent of such unitholder or reduce the percentage of units required to consent to any such amendment or waiver without the consent of all unitholders of the trust. In no event shall the trust agreement be amended to increase the number of units of a trust issuable thereunder or to permit the acquisition of any securities in addition to or in substitution for those initially deposited in the trust, except in accordance with the provisions of the trust agreement. The trustee shall promptly notify unitholders of the substance of any such amendment.

    The trust agreement provides that a trust shall terminate upon the liquidation, redemption or other disposition of the last of the securities held in the trust but in no event is it to continue beyond the mandatory termination date set forth in Part A of the prospectus. If the value of a trust shall be less than the applicable minimum value stated in the prospectus (generally 20% of the total value of securities deposited in the trust during the initial offering period), the trustee may, in its discretion, and shall, when so directed by the sponsor, terminate the trust. A trust may be terminated at any time by the holders of units representing 66 2/3% of the units thereof then outstanding. In addition, the sponsor may terminate a trust if it is based on a security index and the index is no longer maintained.

    Beginning nine business days prior to, but no later than, the mandatory termination date described in the prospectus, the trustee may begin to sell all of the remaining underlying securities on behalf of unitholders in connection with the termination of the trust. The sponsor may assist the trustee in these sales and receive compensation to the extent permitted by applicable law. The sale proceeds will be net of any incidental expenses involved in the sales.

    The trustee will attempt to sell the securities as quickly as it can during the termination proceedings without in its judgment materially adversely affecting the market price of the securities, but it is expected that all of the securities will in any event be disposed of within a reasonable time after a trust's termination. The sponsor does not anticipate that the period will be longer than one month, and it could be as short as one day, depending on the liquidity of the securities being sold. The liquidity of any security depends on the daily trading volume of the security and the amount that the sponsor has available for sale on any particular day. Of course, no assurances can be given that the market value of the securities will not be adversely affected during the termination proceedings.

    Approximately thirty days prior to termination of certain trusts, the trustee will notify unitholders of the termination and provide a form allowing qualifying unitholders to elect an in-kind distribution (a "DISTRIBUTION IN KIND"). A unitholder who owns the minimum number of units shown in Part A of the prospectus may request a Distribution In Kind from the trustee instead of cash. The trustee will make a Distribution In Kind through the distribution of each of the securities of the trust in book entry form to the account of the unitholder's bank or broker-dealer at Depository Trust Company. The unitholder will be entitled to receive whole shares of each of the securities comprising the portfolio of a trust and cash from the Capital Account equal to the fractional shares to which the unitholder is entitled. The trustee may adjust the number of shares of any security included in a unitholder's Distribution In Kind to facilitate the distribution of whole shares. The sponsor may terminate the Distribution In Kind option at any time upon notice to the unitholders. Special federal income tax consequences will result if a unitholder requests a Distribution In Kind.

    Within a reasonable period after termination, the trustee will sell any securities remaining in a trust and, after paying all expenses and charges incurred by the trust, will distribute to unitholders thereof (upon surrender for cancellation of certificates for units, if issued) their pro rata share of the balances remaining in the Income and Capital Accounts of the trust.

    The sponsor currently intends, but is not obligated, to offer for sale units of a subsequent series of certain trusts at approximately one year after the inception date of such trusts. If the sponsor does offer such units for sale, unitholders may be given the opportunity to purchase such units at a public offering price which includes a reduced sales fee. There

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is, however, no assurance that units of any new series of a trust will be offered for sale at that time, or if offered, that there will be sufficient units available for sale to meet the requests of any or all unitholders.

    THE TRUSTEE. The trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

    The trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any trust. In accordance with the trust agreement, the trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of units held by, every unitholder of a trust. Such books and records shall be open to inspection by any unitholder at all reasonable times during usual business hours. The trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The trustee shall keep a certified copy or duplicate original of the trust agreement on file in its office available for inspection at all reasonable times during usual business hours by any unitholder, together with a current list of the securities held in each trust. Pursuant to the trust agreement, the trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising a trust.

    Under the trust agreement, the trustee or any successor trustee may resign and be discharged of a trust created by the trust agreement by executing an instrument in writing and filing the same with the sponsor. The trustee or successor trustee must mail a copy of the notice of resignation to all unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The sponsor may at any time remove the trustee, with or without cause, and appoint a successor trustee as provided in the trust agreement. Notice of such removal and appointment shall be mailed to each unitholder by the sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

    THE SPONSOR. Claymore Securities, Inc., the sponsor, is an investment banking firm created as Ranson & Associates, Inc., in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the trustee. In November 2001, the sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore
Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc. which is a member of the National Association of Securities Dealers, Inc., is the sponsor to each of the above-named unit investment trusts. The sponsor's offices are located at 210 North Hale Street, Wheaton, Illinois 60187.

    If at any time the sponsor shall fail to perform any of its duties under the trust agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the trustee may (a) appoint a successor sponsor at rates of compensation deemed by the trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the trust agreement and liquidate any trust as provided therein, or (c) continue to act as trustee without terminating the trust agreement.

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    THE SUPERVISOR AND THE EVALUATOR. Claymore Securities, Inc., the sponsor, also serves as evaluator and supervisor. The evaluator and supervisor may resign or be removed by the trustee in which event the trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the evaluator no successor has accepted appointment within thirty days after notice of resignation, the evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such registration or removal and appointment shall be mailed by the trustee to each unitholder.

    LIMITATIONS ON LIABILITY. The sponsor is liable for the performance of its obligations arising from its responsibilities under the trust agreement, but will be under no liability to the unitholders for taking any action or refraining from any action in good faith pursuant to the trust agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct or its reckless disregard for its duties thereunder. The sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any securities.

    The trust agreement provides that the trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of moneys, securities or certificates except by reason of its own gross negligence, bad faith or willful misconduct, or its reckless disregard for its duties under the trust agreement, nor shall the trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the trustee of any securities. In the event that the sponsor shall fail to act, the trustee may act and shall not be liable for any such action taken by it in good faith. The trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the securities or upon the interest thereof. In addition, the trust agreement contains other customary provisions limiting the liability of the trustee.

    The trustee and unitholders may rely on any evaluation furnished by the evaluator and shall have no responsibility for the accuracy thereof. The trust agreement provides that the determinations made by the evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the evaluator shall be under no liability to the trustee or unitholders for errors in judgment, but shall be liable for its gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement.

EXPENSES OF THE TRUST

    The sponsor does not charge a trust an annual advisory fee. The sponsor will receive a portion of the sale commissions paid in connection with the purchase of units and will share in profits, if any, related to the deposit of securities in the trust. The sponsor and/or its affiliates do, also, receive an annual fee as set forth in Part A of the Prospectus for maintaining surveillance over the portfolio and for performing certain administrative services for the Trust (the "SPONSOR'S SUPERVISORY FEE"). In providing such supervisory services, the sponsor may purchase research from a variety of sources, which may include dealers of the trusts. If so provided in Part A of the prospectus, the sponsor may also receive and annual fee for providing bookkeeping and administrative services for a trust (the "BOOKKEEPING AND ADMINISTRATIVE FEE"). Such services may include, but are not limited to, the preparation of various materials for unitholders and providing account information to the unitholders. If so provided in Part A of the prospectus, the evaluator may also receive an annual fee for performing evaluation services for the trusts (the "EVALUATOR'S FEE"). In addition, if so provided in Part A of the prospectus, a trust may be charged an annual licensing fee to cover licenses for the use of service marks, trademarks, trade names and intellectual property rights and/or for the use of databases and research. Estimated annual trust expenses are as set forth in Part A of the prospectus; if actual expenses are higher than the estimate, the excess will be borne by the trust. The estimated expenses include listing fees but do not include the brokerage commissions and other transactional fees payable by the trust in purchasing and selling securities.

    The trustee receives for its services that fee set forth in Part A of the prospectus. The trustee's fee which is calculated monthly, is based on the largest number of units of a trust outstanding at any time during the period subsequent to the inception date. The Sponsor's Supervisory Fee, the Bookkeeping and Administrative Fee and the

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Evaluator's Fee are calculated monthly and are based on the largest number of units outstanding at any time during the period for which such compensation is being computed. The trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing and the amounts earned by the trustee are retained by the trustee. Part of the trustee's compensation for its services to a trust is expected to result from the use of these funds. In addition, the Sponsor's Supervisory Fee, Bookkeeping and Administrative Fee, Evaluator's Fee and the Trustee's Fee may be adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent" since the establishment of the trust. In addition, with respect to any fees payable to the sponsor or an affiliate of the sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a trust, but at no time will the total amount received for such services, in the aggregate, rendered to all unit investment trusts of which Claymore is the sponsor in any calendar year exceed the actual cost to the sponsor or its affiliates of supplying such services, in the aggregate, in such year.

    The trust will also will pay a fee to the sponsor for creating and developing the trust, including determining the trust objective, policies, composition and size, selecting service providers and information services, and for providing other similar administrative and ministerial functions. Your trust pays this "creation and development fee" as a fixed dollar amount at the close of the initial offering period. The sponsor does not use the fee to pay distribution expenses or as compensation for sales efforts.

    The following additional charges are or may be incurred by the trust:
(a) fees for the trustee's extraordinary services; (b) expenses of the trustee (including legal and auditing expenses, but not including any fees and expenses charged by an agent for custody and safeguarding of securities) and of counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the trustee to protect the trust or the rights and interests of the unitholders; (e) indemnification of the trustee for any loss, liability or expense incurred by it in the administration of the trust not resulting from gross negligence, bad faith or willful misconduct on its part;
(f) indemnification of the sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful malfeasance or its reckless disregard for its obligations under the trust agreement; (g) any offering costs incurred after the end of the initial offering period; and (h) expenditures incurred in contacting unitholders upon termination of the trust. The fees and expenses set forth herein are payable out of a trust and, when owing to the trustee, are secured by a lien on the trust. Since the securities are all stocks, and the income stream produced by dividend payments, if any, is unpredictable, the sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of a trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the trust, the trustee has the power to sell securities to pay such amounts. These sales may result in capital gains or losses to unitholders. It is expected that the income stream produced by dividend payments may be insufficient to meet the expenses of a trust and, accordingly, it is expected that securities will be sold to pay all of the fees and expenses of the trust. A trust may pay the costs of updating its registration statement each year. Unit investment trust sponsors have historically paid these expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    When a trust sells securities, the composition and diversity of the securities in the trust may be altered. In order to obtain the best price for a trust, it may be necessary for the supervisor to specify minimum amounts (such as 100 shares) in which blocks of securities are to be sold. In effecting purchases and sales of a trust's portfolio securities, the sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the trust, the sponsor or dealers participating in the offering of units. In addition, in selecting among firms to handle a particular transaction, the sponsor may take into account whether the firm has sold or is selling products which it sponsors.

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PURCHASE, REDEMPTION AND PRICING OF UNITS

    PUBLIC OFFERING PRICE. Units of a trust are offered at the public offering price (which is based on the aggregate underlying value of the securities in the trust and includes the initial sales fee plus a pro rata share of any accumulated amounts in the accounts of the trust). The initial sales fee is equal to the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee ("C&D FEE"). The maximum sales fee is set forth in Part A of the prospectus. The deferred sales fee and the C&DFee will be collected as described in this prospectus. Units purchased subsequent to the initial deferred sales fee payment will be subject to the initial sales fee, the remaining deferred sales fee payments and the C&D Fee. Units sold or redeemed prior to such time as the entire applicable deferred sales fee has been collected will be assessed the remaining deferred sales fee at the time of such sale or redemption. During the initial offering period, a portion of the public offering price includes an amount of securities to pay for all or a portion of the costs incurred in establishing a trust ("ORGANIZATION COSTS"). These organization costs include the cost of preparing the registration statement, the trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the trust portfolio, legal fees and the initial fees and expenses of the trustee. These costs will be deducted from a trust as of the end of the initial offering period or after six months, at the discretion of the sponsor. As indicated above, the initial public offering price of the units was established by dividing the aggregate underlying value of the securities by the number of units outstanding. Such price determination as of the opening of business on the date a trust was created was made on the basis of an evaluation of the securities in the trust prepared by the evaluator. After the opening of business on this date, the evaluator will appraise or cause to be appraised daily the value of the underlying securities as of the close of the New York Stock Exchange on days the New York Stock Exchange is open and will adjust the public offering price of the units commensurate with such valuation. Such public offering price will be effective for all orders properly received at or prior to the close of trading on the New York Stock Exchange on each such day. Orders received by the trustee, sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

    The value of the securities is determined on each business day by the evaluator based on the closing sale prices on a national securities exchange or The Nasdaq National Market or by taking into account the same factors referred to under "Computation of Redemption Price."

    PUBLIC DISTRIBUTION OF UNITS. During the initial offering period, units of a trust will be distributed to the public at the public offering price thereof. Upon the completion of the initial offering, units which remain unsold or which may be acquired in the secondary market may be offered at the public offering price determined in the manner provided above.

    The sponsor intends to qualify units of a trust for sale in a number of states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Broker-dealers and others will be allowed a concession or agency commission in connection with the distribution of units during the initial offering period as set forth in the prospectus.

    Certain commercial banks may be making units of a trust available to their customers on an agency basis. Furthermore, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions. The sponsor reserves the right to change the concessions or agency commissions set forth in the prospectus from time to time. In addition to such concessions or agency commissions, the sponsor may, from time to time, pay or allow additional concessions or agency commissions, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of units of unit investment trusts underwritten by the sponsor. At various times the sponsor may implement programs under which the sales force of a broker or dealer may be eligible to win nominal awards for certain sales efforts, or under which the sponsor will reallow to any such broker or dealer that sponsors sales contests or recognition programs conforming to criteria established by the sponsor, or participates in sales programs sponsored by the sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the sponsor in its discretion may from time to time pursuant to objective criteria established by the sponsor pay fees to qualifying brokers or dealers for certain services or activities which are primarily intended to result in sales of units of a trust. Such payments are made by the sponsor out of its own assets, and not out of the assets of any trust. These programs will not change the price unitholders pay for their units or the amount that a trust will receive from the units sold. The difference between the discount and the sales charge will be retained by the sponsor.

    The sponsor reserves the right to reject, in whole or in part, any order for the purchase of units.

    SPONSOR PROFITS. The sponsor will receive gross sales fees equal to the percentage of the public offering price of the units of a trust described in the prospectus. In addition, the sponsor may realize a profit (or sustain a loss) as of the date a trust is created resulting from the difference between the purchase prices of the securities to the sponsor and the cost of such securities to the trust. Thereafter, on subsequent deposits the sponsor may realize profits or sustain losses from such deposits. The sponsor may realize additional profits or losses during the initial offering period on unsold units as a result of changes in the daily market value of the securities in the trust.

    MARKET FOR UNITS. After the initial offering period, the sponsor may maintain a market for units of a trust offered hereby and continuously offer to purchase said units at prices, determined by the evaluator, based on the value of the underlying securities. Unitholders who wish to dispose of their units should inquire of their broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof. Unitholders who sell or redeem units prior to such time as the entire deferred sales fee on such units has been collected will be assessed the amount of the remaining deferred sales fee at the time of such sale or redemption. The offering price of any units resold by the sponsor will be in accord with that described in the currently effective prospectus describing such units. Any profit or loss resulting from the resale of such units will belong to the sponsor. If the sponsor decides to maintain a secondary market, it may suspend or discontinue purchases of units of the trust if the supply of units exceeds demand, or for other business reasons.

    REDEMPTION. A unitholder who does not dispose of units in the secondary market described above may cause units to be redeemed by the trustee by making a written request to the trustee at its Unit Investment Trust Division office in the city of New York. Unitholders must sign the request, and such transfer instrument, exactly as their names appear on the records of the trustee. If the amount of the redemption is $500 or less and the proceeds are payable to the unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the trustee.

    Redemption shall be made by the trustee no later than the third business day following the day on which a tender for redemption is received (the "REDEMPTION DATE") by payment of cash equivalent to the redemption price, determined as set forth below under "Computation of Redemption Price," as of the close of the New York Stock Exchange next following such tender, multiplied by the number of units being redeemed. Any units redeemed shall be canceled and any undivided fractional interest in the related trust extinguished. The price received upon redemption might be more or less than the amount paid by the unitholder depending on the value of the securities in the trust at the time of redemption. Unitholders who sell or redeem units prior to such time as the entire deferred sales fee on such units has been collected will be assessed the amount of the remaining deferred sales fee at the time of such sale or redemption. Certain broker-dealers may charge a transaction fee for processing redemption requests.

    Under regulations issued by the Internal Revenue Service, the trustee is required to withhold a specified percentage of the principal amount of a unit redemption if the trustee has not been furnished the redeeming

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unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the unitholder only when filing a tax return. Under normal circumstances the trustee obtains the unitholder's tax identification number from the selling broker. However, any time a unitholder elects to tender units for redemption, such unitholder should make sure that the trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the trustee has not been previously provided such number, one must be provided at the time redemption is requested. Any amounts paid on redemption representing unpaid dividends shall be withdrawn from the Income Account of a trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account for a trust.

    Unitholders tendering units for redemption may request a Distribution In Kind from the trustee in lieu of cash redemption. A unitholder may request a Distribution In Kind of an amount and value of securities per unit equal to the redemption price per unit as determined as of the evaluation time next following the tender, provided that the tendering unitholder is (1) entitled to receive at least $25,000 of proceeds as part of his or her distribution or if he paid at least $25,000 to acquire the units being tendered and (2) the unitholder has elected to redeem at least thirty days prior to the termination of the trust. If the unitholder meets these requirements, a Distribution In Kind will be made by the trustee through the distribution of each of the securities of the trust in book entry form to the account of the unitholder's bank or broker-dealer at Depository Trust Company. The tendering unitholder shall be entitled to receive whole shares of each of the securities comprising the portfolio of the trust and cash from the Capital Account equal to the fractional shares to which the tendering unitholder is entitled. The trustee shall make any adjustments necessary to reflect differences between the redemption price of the units and the value of the securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering unitholder, the trustee may sell securities. The in-kind redemption option may be terminated by the sponsor at any time. The trustee is empowered to sell securities in order to make funds available for the redemption of units. To the extent that securities are sold or redeemed in kind, the size of a trust will be, and the diversity of a trust may be, reduced but each remaining unit will continue to represent approximately the same proportional interest in each security. Sales may be required at a time when securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the unitholder depending on the value of the securities in the portfolio at the time of redemption.

    The right of redemption may be suspended and payment postponed for more than three business days following the day on which tender for redemption is made
(1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the trustee of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying securities in accordance with the trust agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

    COMPUTATION OF REDEMPTION PRICE. The redemption price per unit (as well as the secondary market public offering price) will generally be determined on the basis of the last sale price of the securities in a trust. The redemption price per unit is the pro rata share of each unit in a trust determined generally on the basis of (i) the cash on hand in the trust or moneys in the process of being collected and (ii) the value of the securities in the trust less (a) amounts representing taxes or other governmental charges payable out of the trust,
(b) any amount owing to the trustee for its advances and (c) the accrued expenses or remaining deferred sales fees of the trust. During the initial offering period, the redemption price and the secondary market repurchase price will also include estimated organizational costs. The evaluator may determine the value of the securities in the trust in the following manner: if the security is listed on a national securities exchange or the Nasdaq Stock Market, the evaluation will generally be based on the last sale price on the exchange or Nasdaq (unless the evaluator deems the price inappropriate as a basis for evaluation). If the security is not so listed or, if so listed and the principal market for the security is other than on the exchange or Nasdaq, the evaluation will generally be made by the evaluator in good faith based on the last bid price on the over-the-counter market (unless the evaluator deems such price inappropriate as a basis for evaluation) or, if a bid price is not available, (1) on the basis of the current bid price for comparable securities, (2) by the evaluator's appraising the value of the securities in good faith at the bid side of the market or
(3) by any combination thereof.

    RETIREMENT PLANS. A trust may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The trust will lower the minimum investment requirement for IRA accounts to $250. Fees and charges with respect to such plans may vary.

    OWNERSHIP OF UNITS. Ownership of units will not be evidenced by certificates. All evidence of ownership of units will be recorded in book entry form either at Depository Trust Company("DTC") through an investor's brokers' account or through registration of the units on the books of the trustee. Units held through DTC will be registered in the nominee name of Cede & Co. Individual purchases of beneficial ownership interest in the trust will be made in book entry form through DTC or the trustee. Ownership and transfer of units will be evidenced and accomplished by book entries made by DTC and its participants if the units are evidenced at DTC, or otherwise will be evidenced and accomplished by book entries made by the trustee. DTC will record ownership and transfer of the units among DTC participants and forward all notices and credit all payments received in respect of the units held by the DTC participants. Beneficial owners of units will receive written confirmation of their purchases and sale from the broker dealer or bank from whom their purchase was made. Units are transferable by making a written request properly accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the unitholder. Unitholders must sign such written request exactly as their names appear on the records of the trust. The signatures must be guaranteed by a participant in the STAMP or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be acceptable by the trustee.

    Units may be purchased in denominations of one unit or any multiple thereof, subject to the minimum investment requirement. Fractions of units, if any, will be computed to three decimal places.

TAXES

    This section summarizes some of the main U.S. federal income tax consequences of owning units of the trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

    In the opinion of Chapman and Cutler, counsel for the trust, under existing law:

    TRUST STATUS. The trust will not be taxed as a corporation for federal income tax purposes. As a unit owner, you will be treated as the owner of a pro rata portion of the securities and other assets held by the trust, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from each security when such income would be considered to be received by you if you directly owned the trust's assets. This is true even if you elect to have your distributions automatically reinvested into additional units. In addition, the income from the trust which you must take into account for federal income tax purposes is not reduced by amounts used to pay trust expenses (including the deferred sales charge, if any).

    YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If the trust disposes of securities, you will generally recognize gain or loss. If you dispose of your units or redeem your units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related securities from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each security or other trust asset by apportioning the cost of your units, generally including sales charges, among each security or other trust asset ratably according to their value on the date you purchase your units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits).

    If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Because the trust has a maturity of less than five years, the reduction in the capital gains rate for property held for more than five years could only possibly apply to your interest in the securities if you are eligible for and elect to receive a Distribution In Kind at redemption or termination.

    Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

    ROLLOVERS. If you elect to have your proceeds from the trust rolled over into the next series of the trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your units of the trust for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical securities or other trust assets under the wash sale provisions of the Internal Revenue Code.

    DISTRIBUTION IN KIND. Under certain circumstances, as described in this prospectus, you may request a Distribution In Kind when you redeem your units or at the trust's termination. By electing to receive a Distribution In Kind, you will receive whole shares of stock plus, possibly, cash.

    You will not recognize gain or loss if you only receive securities in exchange for your pro rata portion of the securities held by the trust. However, if you also receive cash in exchange for a trust asset or a fractional share of a security held by the trust, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such trust asset or fractional share.

    LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of the trust's income, even if some of that income is used to pay trust expenses. You may deduct your pro rata share of each expense paid by the trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

    FOREIGN, STATE AND LOCAL TAXES. Distributions by the trust that are treated as U.S. source income (e.g., dividends received on securities of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of units held by non-resident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. However, distributions by the trust that are derived from certain dividends of securities of a foreign corporation may not be subject to U.S. income taxation and withholding in the case of units held by non-resident alien individuals, foreign corporations or other non-U.S. persons.

    Some distributions by the trust may be subject to foreign withholding taxes. Any dividends withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by the trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

    In the opinion of Emmet, Marvin & Martin, LLP, Special Counsel to the trust for New York tax matters, under the existing income tax laws of the State of New York, the trust is not an association taxable as a corporation and the income of the trust will be treated as the income of the Unitholders thereof.

BOYAR LICENSING AGREEMENT

    The sponsor has entered into a license agreement with Mark Boyar &
Company, Inc. ("BOYAR") (the "LICENSE AGREEMENT"), under which the trust (through the sponsor) is granted licenses to use the names "Boyar," "Forgotten Forty" or other applicable marks solely in materials relating to the creation and issuance, marketing and promotion of such trust and in accordance with any applicable federal and state securities law to indicate the source of the Boyar Forgotten Forty as a basis for determining the composition of the trust's portfolio. As consideration for the grant of the license, the trust will pay to Boyar a license fee.

    Boyar's only relationship to Claymore is Boyar's licensing to Claymore of certain Boyar trademarks and trade names and the Boyar Forgotten Forty, which is composed by Boyar without regard to Claymore, the trust or any investor. Boyar has no obligation to take the needs of Boyar or any investor in the trust into consideration in composing the Boyar Forgotten Forty. The trust results may differ from the hypothetical or published results of the Boyar Forgotten Forty. Boyar is not responsible for and has not participated in the determination of the prices and composition of the trust or the timing of the issuance for sale of the trust or in the calculation of the equations by which the trust is to be converted into cash. BOYAR MAKES NO WARRANTY CONCERNING THE FORGOTTEN FORTY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND BOYAR MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE FORGOTTEN FORTY OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. BOYAR DOES NOT WARRANT THAT THE BOYAR FORGOTTEN FORTY WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. BOYAR ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. BOYAR HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE TRUST; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS TRUST, AND IN NO EVENT SHALL BOYAR BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE TRUST. THIS TRUST IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MARK BOYAR & COMPANY, INC. CLAYMORE
SECURITIES, INC. IS NOT AFFILIATED WITH MARK BOYAR & COMPANY.

DOW JONES LICENSING AGREEMENT

    The trust is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the trust or any member of the public regarding the advisability of investing in securities generally or in the trust particularly. Dow Jones' only relationship to the Claymore Securities, Inc. is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average,-SM- which is determined, composed and calculated by Dow Jones without regard to Claymore Securities, Inc. or the trust. Dow Jones has no obligation to take the needs of Claymore Securities, Inc. or the owners of the trust into consideration in determining, composing or calculating the Dow Jones Industrial Average-SM-. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the trust to be issued or in the determination or calculation of the equation by which the trust is to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the trust.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE-SM- OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CLAYMORE SECURITIES, INC., OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE-SM- OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE-SM- OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND CLAYMORE SECURITIES, INC.

EXPERTS

    LEGAL MATTERS. Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, acts as counsel for the trust and has passed upon the legality of the units.

    INDEPENDENT AUDITORS. The statements of financial condition, including the Trust Portfolios, appearing herein, have been audited by Grant Thornton LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance on such report given on the authority of such firm as experts in accounting and auditing.

PERFORMANCE INFORMATION

    Information contained in the prospectus, as it currently exists or as further updated, may also be included from time to time in other prospectuses or in advertising material. Information on the performance of a trust strategy or the actual performance of a trust may be included from time to time in other prospectuses or advertising material and may reflect sales charges and expenses of a trust. The performance of a trust may also be compared to the performance of money managers as reported in SEI Fund Evaluation Survey or of mutual funds as reported by Lipper Analytical Services Inc. (which calculates total return using actual dividends on ex-dates accumulated for the quarter and reinvested at quarter end), Money Magazine Fund Watch (which rates fund performance over a specified time period after sales charge and assuming all dividends reinvested) or Wiesenberger Investment Companies Service (which states fund performance annually on a total return basis) or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (unmanaged indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks) or the Standard & Poor's 500 Index (an unmanaged diversified index of 500 stocks) or similar measurement standards during the same period of time.

                     CLAYMORE SECURITIES DEFINED PORTFOLIOS
                           CLAYMORE EQUITY PORTFOLIO
                               PROSPECTUS-PART B
                               DECEMBER 17, 2002

WHERE TO LEARN MORE

You can contact us for free information about this and other investments.

VISIT US ON THE INTERNET
http://www.claymoresecurities.com

BY E MAIL
invest@claymoresecurities.com

CALL CLAYMORE
(800) 345-7999
Pricing Line (888) 248-4954

CALL THE BANK OF NEW YORK
(800) 701-8178 (investors)
(800) 647-3383 (brokers)

ADDITIONAL INFORMATION

    This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain a copy of this information (a duplication fee may be required):

       E MAIL:                publicinfo@sec.gov

       WRITE:                 Public Reference Section
                              Washington, D.C. 20549-0102

       VISIT:                 http://www.sec.gov (EDGAR Database)

       CALL:                  1-202-942-8090 (only for information on the operation of the
                              Public Reference System)

    When units of the trust are no longer available, we may use this prospectus as a preliminary prospectus for a future trust. In this case you should note that:

    THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE WITH RESPECT TO FUTURE TRUSTS AND MAY BE CHANGED. NO ONE MAY SELL UNITS OF A FUTURE TRUST UNTIL A REGISTRATION STATEMENT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL UNITS AND IS NOT SOLICITING AN OFFER TO BUY UNITS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

CONTENTS
                                                    Investment Summary
----------------------------------------------------------------------
A CONCISE          2         Overview
DESCRIPTION                  BOYAR FORGOTTEN FORTY PORTFOLIO
OF ESSENTIAL       2         Investment Objective
INFORMATION        2         Principal Investment Strategy
ABOUT THE          5         Security Selection
TRUSTS             5         Future Trusts
                   6         Portfolio Diversification
                   6         Principal Risks
                   6         Who Should Invest
                   7         Essential Information
                   7         Fees and Expenses
                   8         Example
                   9         Trust Portfolio
                             GROWTH AND VALUE PLUS PORTFOLIO
                   11        Investment Objective
                   11        Principal Investment Strategy
                   17        Future Trusts
                   17        Portfolio Diversification
                   17        Principal Risks
                   18        Who Should Invest
                   19        Essential Information
                   19        Fees and Expenses
                   20        Example
                   21        Trust Portfolio

                                         Understanding Your Investment
----------------------------------------------------------------------
DETAILED           24        How to Buy Units
INFORMATION        27        How to Sell Your Units
TO HELP YOU        29        Distributions
UNDERSTAND         29        Investment Risks
YOUR               30        How the Trust Works
INVESTMENT         31        General Information
                   32        Expenses
                   34        Report of Independent Auditors
                   35        Statements of Financial Condition

FOR THE TABLE OF CONTENTS OF PART B, SEE PART B OF THE PROSPECTUS.

Where to Learn More
----------------------------------------------------------------------
YOU CAN CONTACT US FOR       VISIT US ON THE INTERNET
FREE INFORMATION ABOUT       http://www.claymoresecurities.com
THIS AND OTHER INVEST-       BY E-MAIL
MENTS.                       invest@claymoresecurities.com
                             CALL CLAYMORE  (800) 345-7999
                             Pricing Line (888) 248-4954
                             CALL THE BANK OF NEW YORK
                             (800) 701-8178 (investors)
                             (800) 647-3383 (brokers)
Additional Information
----------------------------------------------------------------------
This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):
      E-MAIL:      publicinfo@sec.gov
      WRITE:       Public Reference Section, Washington, D.C. 20549-0102
      VISIT:       http://www.sec.gov (EDGAR Database)
      CALL:        1-202-942-8090 (only for information on
                   the operation of the Public Reference Section)

REFER TO:
      CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 138
      Securities Act file number:  333-100980
      Investment Company Act file number:  811-03763


When units of the trust are no longer available, we may use this prospectus as a preliminary prospectus for a future trust. In this case you should note that:

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE WITH RESPECT TO FUTURE TRUSTS AND MAY BE CHANGED. NO ONE MAY SELL UNITS OF A FUTURE TRUST UNTIL A REGISTRATION STATEMENT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL UNITS AND IS NOT SOLICITING AN OFFER TO BUY UNITS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


Claymore Securities
Defined Portfolios
Series 138


Prospectus
Dated December 17, 2002


Boyar Forgotten Forty
Portfolio,
2003 Series


Growth and
Value Plus Portfolio,
2003 Series


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